UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06240

Nuveen Select Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

# Nuveen Investments Municipal Closed-End Funds

*It's not what you earn, it's what you keep.®*

Semi-Annual Report
April 30, 2012

Nuveen Investment Quality Municipal Fund, Inc.
**NQM**

Nuveen Select Quality Municipal Fund, Inc.
**NQS**

Nuveen Quality Income Municipal Fund, Inc.
**NQU**

Nuveen Premier Municipal Income Fund, Inc.
**NPF**

Nuveen Municipal High Income Opportunity Fund
**NMZ**

Nuveen Municipal High Income Opportunity Fund 2
**NMD**

April

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	10

Common Share Dividend and Price Information	13

Performance Overviews	15

Portfolios of Investments	21

Statement of Assets and Liabilities	92

Statement of Operations	94

Statement of Changes in Net Assets	96

Statement of Cash Flows	99

Financial Highlights	101

Notes to Financial Statements	110

Reinvest Automatically, Easily and Conveniently	124

Glossary of Terms Used in this Report	126

Additional Fund Information	131

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Portfolio managers Chris Drahn, Tom Spalding, Daniel Close and John Miller review key investment strategies and the six-month performance of these six national Funds. Chris, who has 32 years of financial industry experience, assumed portfolio management responsibility for NQM in January 2011. A 35-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NPF in January 2011. John, who has 17 years of municipal market experience, has managed NMZ since its inception in 2003 and has been involved in the management of NMD since its inception in 2007. He assumed full portfolio management responsibility for NMD in 2010.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2012?

During this period, municipal bond prices generally rallied, amid strong demand and yields that continued to be relatively low. The availability of municipal supply improved in recent months from 2011 levels although the pattern of new issuance remained light compared with long-term historical trends. In addition, approximately half of the new bonds issued during this period came from borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. In NQM, although we generally maintained focus on longer maturities throughout the period, we also took advantage of opportunities created by temporary market imbalances to purchase bonds in the intermediate part of the yield curve, including water revenue, electric revenue and health care sectors where new issues were more plentiful. In NQS and NQU, our focus was on maintaining the Funds’ durations and quality in the current market. NPF found value in various sectors of the market, including health care, tobacco, prepaid gas contracts, water and sewer, and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

general obligation and dedicated tax bonds, mostly in the new issue market. Although the pattern of issuance tended to be shorter on the yield curve during this period due to refunding activity, our focus generally remained on longer maturities in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also provided some protection for the Funds’ duration and yield curve positioning. The majority of our purchases were made in the mid-tier to lower credit quality categories, that is, bonds rated AA, A and BBB.

During this period, NMZ and NMD focused on their ability to take advantage of individual situations to add value. The two high yield Funds emphasized diversified credits that, in our opinion, had favorable fundamental outlooks, offered higher yields and strong potential for income generation, and were prospective candidates for credit improvement. Among the additions to both NMZ and NMD during this period were two turnaround situations purchased in the secondary market:

•
Illinois Finance Authority for the MJH Educational Assistance Project at DePaul University, Chicago. We purchased these student housing revenue bonds at a deep discount based on our belief that the recovery demonstrated by this dorm project over the past three years will continue.

•
Colorado Metropolitan District #2 for Stoneridge, Trinidad County. Construction of this master planned community of 1,700 homes, golf course and hotel/resort fell behind schedule. We purchased these limited obligation tax bonds at distressed levels after observing improvement in the project’s progress. The golf course and a number of homes have been finished and the hotel/resort is nearing completion. In our opinion, given real estate appreciation and completion of the project, these bonds offer good upside potential.

We believe that the core of NMZ and NMD’s portfolio remains well positioned and continues to offer good opportunities for income and performance potential.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. The increased number of refinancings provided a meaningful source of liquidity, which we sometimes reinvested in the new credits issued to replace the refunded bonds as a way of maintaining our exposure to those borrowers. NMZ and NMD also participated in a tender offer for holdings of Hovensa LLC, a Virgin Islands petroleum refinery that closed in February 2012. These two Funds also took advantage of the recovery in tobacco bond prices to trim their positions in tobacco holdings. Both the tender offer and the sale of tobacco bonds provided additional cash to redeploy in bonds that we believed had more upside performance potential. Overall, selling was minimal during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

6	Nuveen Investments

As of April 30, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this period, we found it advantageous to terminate some of NPF’s inverse floater positions. We accomplished this by using cash and proceeds from called bonds to buy back the inverse floaters, terminating the trusts that had held the securities and placing the bonds involved back on NPF’s balance sheet. This activity did not involve any issues with the credit fundamentals of the holdings in the trusts, but rather was due to the upcoming call dates of the trusts. NPF subsequently added a couple of new inverse floating rate trusts to replace those that were terminated. As part of our duration management strategies, NMZ and NMD also made moderate use of interest rate swaps and forward interest rate swap contracts to reduce their price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmark. During this period, these derivatives functioned as intended, and they remained in place at period end.

How did the Funds perform during the six-month period ended April 30, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 4/30/12

Fund	6-Month	1-Year	5-Year	10-Year
NQM	10.86%	23.29%	6.95%	6.92%
NQS	11.52%	24.93%	6.92%	7.11%
NQU	11.97%	24.71%	6.55%	6.71%
NPF	8.88%	19.01%	5.78%	6.36%

Standard & Poor’s (S&P) Municipal Bond Index**	5.70%	11.89%	5.26%	5.42%
Lipper General & Insured Leveraged Municipal Debt
Funds Classification Average**	10.74%	23.04%	6.00%	6.68%

NMZ	14.24%	29.09%	4.19%	N/A
NMD	14.25%	26.17%	N/A	N/A

Standard & Poor’s (S&P) Municipal Yield Index**	9.45%	18.29%	3.50%	6.02%
Lipper High-Yield Municipal Debt Funds
Classification Average**	10.70%	21.21%	4.65%	6.01%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	7

For the six months ended April 30, 2012, the cumulative returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the return for the Standard & Poor’s (S&P) Municipal Bond Index. NQM, NQS and NQU also outperformed the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average, while NPF trailed this Lipper average. For the same period, NMZ and NMD significantly outperformed the Standard & Poor’s (S&P) Municipal Yield Index and the Lipper High-Yield Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Among these Funds, NMZ, NMD and NQU, which had the longest durations among these Funds, were the most advantageously positioned in terms of duration and yield curve exposure. In addition, NQU and NQS had heavier holdings of zero coupon bonds with long durations, which outperformed during this period and provided an extra boost to these Funds’ performance. NQM also benefited from overweightings in the longer parts of the yield curve that performed well and underweightings in bonds with shorter durations that lagged the market. In contrast, duration was a negative factor in NPF, where an overweight in pre-refunded bonds with very short call dates detracted from the Fund’s performance.

Although both NMZ and NMD benefited from their longer durations, these Funds used derivative positions, including forward interest rate swaps, with the primary objective of reducing duration and moderating interest rate risk, as previously mentioned. Because the interest rate swaps were used to hedge against a potential rise in interest rates, the swaps performed poorly as interest rates fell. This had a slightly negative impact on the Funds’ total return performance for the period.

Credit exposure was another important factor in the Funds’ performance during these six months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of ratings categories. As a result of this spread compression, the performance of these Funds, especially in the high yield segment, benefited from their emphasis on the lower rated credit spectrum. All of the

8	Nuveen Investments

Funds had significant weightings of bonds rated BBB, and the returns of NMZ and NMD were further boosted by their significant underweightings in bonds rated AAA. Even though its contribution from credit exposure was positive, NPF benefited to a smaller extent than the other Funds during this period, as the result of holding the fewest BBB and non-rated bonds as well as the largest allocation of bonds rated AAA.

Holdings that made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation and education credits. All of these Funds, particularly NQM and NQS, were overweight in health care bonds, which enhanced their returns, and NQM, NQS, NQU and NPF also had significant weightings in the transportation sector. In addition, NMZ and NMD saw good performance from their holdings of community development district bonds and industrial development revenue credits. Tobacco bonds backed by the 1998 master settlement agreement were one of the top performing market segments during this period, as these bonds benefited from several market developments, including increased demand for higher-yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of April 30, 2012, all the Funds had allocations in tobacco bonds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2012, NPF had the heaviest weighting in pre-refunded bonds, which detracted from its performance, while NQS had the smallest allocation. Because of the shorter, higher quality nature of pre-refunded bonds, NMZ and NMD, as longer-term, higher yielding Funds, had little to no exposure to these credits. General obligation (GO) bonds, utilities and housing credits also lagged the performance of the general municipal market for this period. NQM, NQU and NPF generally had relatively light exposures to housing, and NQM and NPF also benefited from being underweighted in state and local GOs.

Nuveen Investments	9

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2012, the following Funds have issued and outstanding Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NQM	$211,800,000
NQS	$252,500,000
NQU	$388,400,000
NPF	$127,700,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on VRDP Shares.)

Bank Borrowings

NMZ and NMD employ regulatory leverage through the use of bank borrowings. (Refer to Notes to Financial Statements, Footnote 8 — Borrowings Arrangements for further details on each Fund’s bank borrowings.)

10	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Credit Risk. An issuer of a bond held by a Fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. NMZ and NMD concentrate a large portion of their investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Interest Rate Risk. Each Fund is subject to the risk that the value of the fund’s portfolio will decline because of rising interest rates. Debt securities generally increase in value when interest rates fall and decrease in value when interest rates rise. The Funds that invest in longer-term debt securities generally are more sensitive to interest rate changes.

Nuveen Investments	11

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

12	Nuveen Investments

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

The monthly dividends of all six Funds in this report remained stable throughout the six-month reporting period ended April 30, 2012.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions in December 2011 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NQS	$0.0759	—
NQU	$0.0335	—
NMZ	—	$0.0231
NMD	—	$0.0035

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2012, all six Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2012, and since the inception of the Funds’ repurchase programs, NPF has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NPF	202,500	1.0%

During the six-month reporting period, NPF did not repurchase any of its outstanding common shares.

Nuveen Investments	13

As of April 30, 2012, and during the six-month reporting period, the Funds’ common share prices were trading at (+) premiums or discounts to their common share NAVs as shown in the accompanying table.

	4/30/12	Six-Month Average
Fund	(+) Premium/(-)Discount	(+) Premium/(-)Discount
NQM	(-)0.75%	(-)0.29%
NQS	(+)1.96%	(+)2.59%
NQU	(-)1.80%	(-)2.13%
NPF	(-)2.10%	(-)2.04%
NMZ	(+)2.67%	(+)3.18%
NMD	(-)1.22%	(-)0.12%

SHELF EQUITY PROGRAMS

NMZ and NMD have filed registration statements with the Securities and Exchange Commission (SEC) authorizing the Funds to issue an additional 2.5 million and 1.9 million common shares, respectively, through a shelf offering. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

As of April 30, 2012, NMZ and NMD had cumulatively sold 4,527,255 and 1,756,326 common shares, respectively, through their shelf equity programs.

During the twelve-month reporting period, NMZ and NMD sold common shares through their shelf equity programs at a weighted average premium to NAV per common share as shown in the accompanying table.

	Common Shares	Weighted Average
	Sold through	Premium to NAV
Fund	Shelf Offering	Per Share Sold
NMZ	578,875	4.09%
NMD	156,107	1.62%

During June 2012, NQS filed a registration statement with the SEC to allow the Fund to issue an additional 3,400,000 common shares through a shelf offering. Under this shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offer methods at a net price at or above the Fund’s NAV per share.

14	Nuveen Investments

NQM	Nuveen Investment
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price		$15.91
Common Share Net Asset Value (NAV)		$16.03
Premium/(Discount) to NAV		-0.75%
Market Yield		6.34%
Taxable-Equivalent Yield1		8.81%
Net Assets Applicable to Common Shares ($000)		$575,458

Leverage
Regulatory Leverage		26.90%
Effective Leverage		34.97%

Average Annual Total Returns
(Inception 6/21/90)
	On Share Price	On NAV
6-Month (Cumulative)	12.76%	10.86%
1-Year	26.41%	23.29%
5-Year	6.82%	6.95%
10-Year	7.67%	6.92%

States3
(as a % of total investments)
California		17.0%
New York		10.5%
Illinois		8.3%
Texas		8.1%
Florida		5.3%
District of Columbia		4.2%
Colorado		3.1%
Wisconsin		2.9%
Ohio		2.8%
Minnesota		2.6%
Michigan		2.5%
Pennsylvania		2.5%
Massachusetts		2.1%
New Jersey		2.0%
Arizona		1.8%
Nebraska		1.6%
Puerto Rico		1.6%
South Carolina		1.6%
Missouri		1.6%
Georgia		1.4%
Washington		1.3%
Louisiana		1.3%
Other		13.9%

Portfolio Composition3
(as a % of total investments)
Health Care		22.0%
Tax Obligation/Limited		18.7%
Transportation		10.9%
U.S. Guaranteed		9.5%
Tax Obligation/General		9.4%
Water and Sewer		9.0%
Education and Civic Organizations		6.9%
Utilities		5.8%
Other		7.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	15

NQS	Nuveen Select
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price		$15.64
Common Share Net Asset Value (NAV)		$15.34
Premium/(Discount) to NAV		1.96%
Market Yield		6.60%
Taxable-Equivalent Yield1		9.17%
Net Assets Applicable to Common Shares ($000)		$528,320

Leverage
Regulatory Leverage		32.34%
Effective Leverage		37.26%

Average Annual Total Returns
(Inception 3/21/91)
	On Share Price	On NAV
6-Month (Cumulative)	11.27%	11.52%
1-Year	25.26%	24.93%
5-Year	6.18%	6.92%
10-Year	7.86%	7.11%

States3
(as a % of total investments)
Illinois		15.2%
Texas		12.5%
California		9.0%
Michigan		5.3%
Colorado		4.3%
Ohio		4.3%
South Carolina		3.5%
New Jersey		3.1%
Florida		2.8%
New York		2.7%
Arizona		2.6%
Tennessee		2.6%
Puerto Rico		2.4%
Pennsylvania		2.3%
District of Columbia		1.9%
Indiana		1.9%
Massachusetts		1.8%
Missouri		1.7%
Washington		1.5%
Nevada		1.5%
Alaska		1.4%
North Carolina		1.4%
Other		14.3%

Portfolio Composition3
(as a % of total investments)
Health Care		22.0%
Tax Obligation/Limited		18.9%
Tax Obligation/General		14.1%
Transportation		12.7%
U.S. Guaranteed		7.1%
Utilities		7.1%
Consumer Staples		6.9%
Other		11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S.Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0759 per share.

16	Nuveen Investments

NQU	Nuveen Quality
Performance	Income Municipal
OVERVIEW	Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price		$15.28
Common Share Net Asset Value (NAV)		$15.56
Premium/(Discount) to NAV		-1.80%
Market Yield		6.20%
Taxable-Equivalent Yield1		8.61%
Net Assets Applicable to Common Shares ($000)		$845,928

Leverage
Regulatory Leverage		31.47%
Effective Leverage		35.40%

Average Annual Total Returns
(Inception 6/19/91)
	On Share Price	On NAV
6-Month (Cumulative)	13.72%	11.97%
1-Year	25.47%	24.71%
5-Year	6.12%	6.55%
10-Year	7.35%	6.71%

States3
(as a % of total investments)
California		13.9%
Illinois		10.0%
New York		7.2%
Puerto Rico		6.1%
Texas		5.4%
Nevada		4.7%
Ohio		4.2%
Colorado		3.8%
New Jersey		3.6%
Michigan		3.5%
Louisiana		3.3%
South Carolina		3.2%
Pennsylvania		3.2%
Washington		2.4%
Massachusetts		2.2%
Indiana		2.1%
North Carolina		2.1%
Virginia		2.0%
Arizona		1.9%
Missouri		1.6%
Other		13.6%

Portfolio Composition3
(as a % of total investments)
Health Care		19.3%
Tax Obligation/Limited		17.0%
Transportation		14.8%
Tax Obligation/General		13.6%
U.S. Guaranteed		13.0%
Consumer Staples		7.2%
Utilities		6.4%
Other		8.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0335 per share.

Nuveen Investments	17

NPF	Nuveen Premier
Performance	Municipal Income
OVERVIEW	Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price		$14.93
Common Share Net Asset Value (NAV)		$15.25
Premium/(Discount) to NAV		-2.10%
Market Yield		6.31%
Taxable-Equivalent Yield1		8.76%
Net Assets Applicable to Common Shares ($000)		$303,247

Leverage
Regulatory Leverage		29.63%
Effective Leverage		37.06%

Average Annual Total Returns
(Inception 12/19/91)
	On Share Price	On NAV
6-Month (Cumulative)	10.78%	8.88%
1-Year	24.69%	19.01%
5-Year	7.45%	5.78%
10-Year	6.93%	6.36%

States3
(as a % of total investments)
California		11.8%
Illinois		11.3%
New York		11.1%
Colorado		5.6%
South Carolina		4.8%
New Jersey		4.6%
Texas		4.2%
Louisiana		4.1%
Michigan		4.0%
Minnesota		3.4%
Arizona		3.0%
North Carolina		2.9%
Massachusetts		2.7%
Washington		2.3%
Indiana		2.1%
Georgia		1.8%
Ohio		1.8%
Tennessee		1.7%
Pennsylvania		1.4%
Nevada		1.4%
Other		14.0%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		20.7%
U.S. Guaranteed		16.3%
Transportation		14.6%
Health Care		12.2%
Utilities		10.2%
Tax Obligation/General		7.9%
Water and Sewer		7.8%
Other		10.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NMZ	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund
as of April 30, 2012

Fund Snapshot
Common Share Price		$13.09
Common Share Net Asset Value (NAV)		$12.75
Premium/(Discount) to NAV		2.67%
Market Yield		6.69%
Taxable-Equivalent Yield2		9.29%
Net Assets Applicable to Common Shares ($000)		$363,123

Leverage
Regulatory Leverage		12.10%
Effective Leverage		35.38%

Average Annual Total Returns
(Inception 11/19/03)
	On Share Price	On NAV
6-Month (Cumulative)	15.67%	14.24%
1-Year	20.19%	29.09%
5-Year	1.80%	4.19%
Since Inception	6.16%	6.72%

States1,4
(as a % of total investments)
California		14.5%
Florida		10.2%
Illinois		8.6%
Texas		8.6%
Arizona		5.8%
Colorado		5.8%
Indiana		4.0%
Wisconsin		3.6%
Louisiana		3.3%
Michigan		3.3%
Nebraska		2.6%
Washington		2.5%
Ohio		2.4%
New Jersey		2.3%
North Carolina		1.9%
Tennessee		1.8%
New York		1.7%
Pennsylvania		1.7%
Missouri		1.6%
Other		13.8%

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited		24.5%
Health Care		22.7%
Education and Civic Organizations		12.0%
Utilities		7.8%
Transportation		7.7%
Housing/Multifamily		6.1%
Industrials		3.8%
Consumer Discretionary		3.5%
Other		11.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.
5	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0231 per share.

Nuveen Investments	19

NMD	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund 2
as of April 30, 2012

Fund Snapshot
Common Share Price		$12.19
Common Share Net Asset Value (NAV)		$12.34
Premium/(Discount) to NAV		-1.22%
Market Yield		6.45%
Taxable-Equivalent Yield2		8.96%
Net Assets Applicable to Common Shares ($000)		$222,516

Leverage
Regulatory Leverage		13.59%
Effective Leverage		34.51%

Average Annual Total Returns
(Inception 11/15/07)
	On Share Price	On NAV
6-Month (Cumulative)	14.61%	14.25%
1-Year	21.37%	26.17%
Since Inception	3.48%	4.97%

States4
(as a % of total municipal bonds)
California		16.8%
Illinois		11.3%
Florida		8.0%
Colorado		7.9%
Texas		6.1%
Washington		5.3%
Arizona		5.0%
Indiana		3.3%
Louisiana		3.1%
New Jersey		3.0%
Utah		2.9%
New York		2.7%
Missouri		2.6%
Pennsylvania		2.1%
Ohio		1.7%
Nevada		1.7%
Wisconsin		1.6%
Other		14.9%

Portfolio Composition1,4
(as a % of total investments)
Health Care		20.9%
Tax Obligation/Limited		19.9%
Education and Civic Organizations		16.8%
Transportation		8.7%
Consumer Discretionary		5.4%
Utilities		5.0%
Long-Term Care		4.7%
Consumer Staples		4.0%
Other		14.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.
5	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0035 per share.

20	Nuveen Investments

Nuveen Investment Quality Municipal Fund, Inc.
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.5% (1.0% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,976,396
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,247,040
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	797,112
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,670,576
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	986,520
8,450	Total Alabama			8,677,644
	Alaska – 0.7% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	6/14 at 100.00	BB–	3,436,280
500	5.000%, 6/01/46	6/14 at 100.00	BB–	380,635
4,500	Total Alaska			3,816,915
	Arizona – 2.6% (1.8% of Total Investments)
650	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–	655,421
1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured	7/13 at 100.00	A1	1,006,820
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB	206,090
265	5.250%, 12/01/25	12/15 at 100.00	BBB	271,935
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.779%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	2,744,400
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.033%, 1/01/32 (IF)	7/18 at 100.00	AA–	5,668,100
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,505,028
962	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	873,919
14,027	Total Arizona			14,931,713
	Arkansas – 0.6% (0.4% of Total Investments)
3,290	University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A, 5.000%, 12/01/30 – AMBAC Insured	12/15 at 100.00	Aa2	3,581,132
	California – 25.0% (17.0% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,645,605
2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	2,373,638
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,039,510
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	2,624,275

Nuveen Investments	21

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	$4,425,548
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	5,699,650
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	947,360
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,669,140
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	A1	2,335,410
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,335,160
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	972,243
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,092,892
1,055	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BBB	1,117,804
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	1,013,750
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,998,380
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.558%, 5/15/14 (IF)	No Opt. Call	AA–	1,909,123
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	2,022,094
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/13 at 100.00	BBB	2,530,708
145	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) – RAAI Insured	8/13 at 100.00	N/R (4)	153,568
1,000	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,179,630
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,775,775
2,000	Glendale Redevelopment Agency, California, Central Glendale Redevelopment Project, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,097,400
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	BB–	2,368,530
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	824,040
610	5.125%, 6/01/47	6/17 at 100.00	BB–	453,724
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	14,496,529
400	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	423,588
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	520,805
6,215	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	AA–	6,178,083
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,450,627
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	BBB+	1,156,196
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	19,388,269

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	$1,381,835
1,875	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	2,023,313
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	19,848,819
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,826,575
3,415	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	3,825,961
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	259,823
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	281,441
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	749,813
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
6,175	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	BBB	2,233,436
8,135	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	1,959,071
17,195	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	BBB	3,833,109
660	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	756,868
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	1,152,980
3,185	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	3,319,120
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	1,994,325
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,386,840
149,345	Total California			144,052,383
	Colorado – 4.6% (3.1% of Total Investments)
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 0.000%, 9/01/22 (WI/DD, Settling 5/10/12)	No Opt. Call	A+	1,329,963
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,539,144
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA	2,670,550
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	BBB–	687,838
14,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	3,279,030
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	517,980
2,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	2,076,300
4,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	4,620,470
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA–	3,535,530
650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	806,813

Nuveen Investments	23

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	$2,594,973
	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012:
1,370	4.250%, 6/15/27	6/22 at 100.00	AA	1,504,726
1,430	4.250%, 6/15/28	6/22 at 100.00	AA	1,554,424
35,710	Total Colorado			26,717,741
	Connecticut – 1.2% (0.8% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA–	3,871,578
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,789,050
5,930	Total Connecticut			6,660,628
	District of Columbia – 6.3% (4.2% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	31,072,470
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa2	3,596,670
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,331,916
27,945	Total District of Columbia			36,001,056
	Florida – 7.8% (5.3% of Total Investments)
1,000	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 – NPFG Insured	5/15 at 101.00	AA	1,089,130
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,891,173
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	292,545
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,241,980
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	1,275,707
1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	990,020
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	A2	13,316,680
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	4,343,560
3,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	2,810,670
2,885	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,849,255
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	6,134,750
1,380	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	1,163,188
1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	427,120
1,700	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.000%, 5/01/23	5/13 at 101.00	N/R	1,694,322
1,230	Wyndam Park Community Development District, Florida, Special Assessment Bonds,Series 2003, 6.375%, 5/01/34	5/13 at 101.00	A	1,266,150
44,220	Total Florida			44,786,250

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.0% (1.4% of Total Investments)
$995	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	$1,119,504
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	1,687,803
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	BBB	2,218,600
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,661,500
2,250	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A+	2,669,670
1,160	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,230,725
10,415	Total Georgia			11,587,802
	Guam – 0.4% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	842,242
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,776,390
2,535	Total Guam			2,618,632
	Idaho – 0.7% (0.5% of Total Investments)
2,570	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	2,775,369
1,145	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,187,376
3,715	Total Idaho			3,962,745
	Illinois – 12.2% (8.3% of Total Investments)
4,775	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R (4)	4,972,112
3,005	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa1	3,209,954
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,433,343
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	521,650
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	502,000
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,233,068
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	A–	1,044,740
1,000	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,052,500
975	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,096,183
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,500	5.250%, 11/15/21	5/14 at 100.00	A	2,593,000
1,000	5.250%, 11/15/22	5/14 at 100.00	A	1,033,560
2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,099,340
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	365,924
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,267,300

Nuveen Investments	25

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	$1,375,035
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,028,110
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,216,280
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	3,337,380
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	1,100,620
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,561,560
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,393,120
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	A–	4,105,120
765	5.625%, 1/01/28	1/13 at 100.00	A–	772,757
	Illinois State, General Obligation Bonds, Series 2012A:
5,395	4.000%, 1/01/26	1/22 at 100.00	A+	5,386,314
225	5.000%, 3/01/37	3/22 at 100.00	A+	236,498
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,490,275
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3	1,656,908
1,830	Madison County Community Unit School District 7, Edwardsville, Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,899,503
1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	1,043,340
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,170,621
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,764,815
4,000	6.250%, 6/01/24	6/16 at 100.00	A–	4,500,400
800	6.000%, 6/01/28	6/21 at 100.00	A–	909,424
	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001:
1,145	8.700%, 12/01/13 – AGM Insured	No Opt. Call	AA	1,286,064
1,300	8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,553,240
1,180	Will County School District 17, Channahon, Illinois, General Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13 – AMBAC Insured	No Opt. Call	Aa3	1,305,399
67,590	Total Illinois			70,517,457
	Indiana – 1.4% (0.9% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,651,690
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	1,143,503
1,500	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,572,855
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	221,418
2,500	5.375%, 2/15/34 (5)	2/15 at 100.00	N/R	357,125
2,765	Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.750%, 7/15/14 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 101.00	A1 (4)	2,901,038
10,920	Total Indiana			7,847,629

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.7% (1.2% of Total Investments)
$3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	$3,289,770
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	6,535,520
11,000	Total Iowa			9,825,290
	Kansas – 1.4% (1.0% of Total Investments)
1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	1,451,048
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,059,770
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	654,792
235	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	237,160
2,225	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (4)	2,668,064
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,015,940
8,280	Total Kansas			8,086,774
	Kentucky – 1.8% (1.2% of Total Investments)
2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	2,264,360
2,010	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,072,129
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,844,350
9,010	Total Kentucky			10,180,839
	Louisiana – 1.9% (1.3% of Total Investments)
380	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/12 at 100.00	Aaa	393,832
1,800	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA–	2,051,208
1,380	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	1,574,014
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,103,020
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,075,750
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,564,200
10,060	Total Louisiana			10,762,024
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	2,254,740
1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,773,392
3,665	Total Maine			4,028,132

Nuveen Investments	27

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6% (0.4% of Total Investments)
$515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	$527,896
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,673,350
3,015	Total Maryland			3,201,246
	Massachusetts – 3.1% (2.1% of Total Investments)
4,600	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	6/12 at 100.00	N/R	4,500,502
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,066,478
2,030	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/12 at 100.00	A–	2,037,470
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	5,764,173
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	3,212,477
16,750	Total Massachusetts			17,581,100
	Michigan – 3.7% (2.5% of Total Investments)
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	2,694,575
10,215	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	A+	11,268,167
1,350	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,497,231
3,240	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,560,598
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,711,551
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	433,441
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	343,383
19,645	Total Michigan			21,508,946
	Minnesota – 3.8% (2.6% of Total Investments)
2,750	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	2,861,953
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	7,068,400
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,007,300
620	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	5/12 at 100.00	A	621,110
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,028,150
2,000	Washington County Housing & Redevelopment Authority, Minnesota, Hospital Facility Revenue Bonds, Healtheast Project, Series 1998, 5.500%, 11/15/27	5/12 at 100.00	BBB–	2,000,060
6,280	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	6,423,686
19,650	Total Minnesota			22,010,659
28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.6% (0.4% of Total Investments)
$1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/12 at 100.00	BBB	$1,002,900
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,377,079
3,275	Total Mississippi			3,379,979
	Missouri – 2.3% (1.6% of Total Investments)
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,177,680
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	206,728
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	Aa1	1,143,090
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	889,676
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,561,905
2,985	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	3,119,325
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,188,098
12,265	Total Missouri			13,286,502
	Nebraska – 2.4% (1.6% of Total Investments)
1,965	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.125%, 6/15/26	6/22 at 100.00	AA–	2,140,612
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	11,653,619
13,180	Total Nebraska			13,794,231
	Nevada – 1.1% (0.7% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,473,560
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,751,168
5,600	Total Nevada			6,224,728
	New Hampshire – 0.1% (0.1% of Total Investments)
515	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa3	528,452
	New Jersey – 2.9% (2.0% of Total Investments)
1,785	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/24 (Pre-refunded 6/15/12)	6/12 at 100.00	Aaa	1,796,620
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	A+	1,461,104
1,000	5.250%, 9/01/26	9/15 at 100.00	A+	1,103,740
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	608,263
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	728,646
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	715,020

Nuveen Investments	29

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (6)	6/19 at 100.00	AA	$956,164
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,193,878
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	772,926
1,050	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,055,009
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,317,678
16,035	Total New Jersey			16,709,048
	New Mexico – 0.8% (0.5% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	6/14 at 100.00	A3	932,034
1,295	5.125%, 6/01/19	6/14 at 100.00	A3	1,357,315
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB–	2,157,720
4,175	Total New Mexico			4,447,069
	New York – 15.5% (10.5% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,158,503
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,398,227
1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,847,601
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,695,825
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,037,077
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,107,390
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	2,370,285
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	3,371,072
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	254,750
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	509,220
7,800	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	8,571,030
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.823%, 6/15/33 (IF)	6/19 at 100.00	AA+	681,740
5,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	5,990,535
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	5,286,300
4,200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	4,601,898
7,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	7,677,180
5,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	5,495,550
5,000	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19	6/13 at 100.00	AA–	5,249,150

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,205	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA	$4,519,324
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	BBB–	645,903
1,325	6.000%, 12/01/42	12/20 at 100.00	BBB–	1,472,579
16,445	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	16,774,393
1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,279,559
83,985	Total New York			88,995,091
	North Dakota – 0.4% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	2,609,801
	Ohio – 4.2% (2.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,120	5.125%, 6/01/24	6/17 at 100.00	B	2,550,506
530	5.875%, 6/01/30	6/17 at 100.00	B+	427,127
525	5.750%, 6/01/34	6/17 at 100.00	BB	409,700
1,000	6.500%, 6/01/47	6/17 at 100.00	BB	857,190
1,180	5.875%, 6/01/47	6/17 at 100.00	BB	922,288
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	1,060,840
1,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	1,082,000
5,000	5.500%, 11/01/40	11/20 at 100.00	BBB+	5,293,900
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	812,235
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB+	1,545,614
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	6,749,374
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,061,190
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	917,528
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	258,870
23,330	Total Ohio			23,948,362
	Oklahoma – 1.1% (0.7% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	728,340
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,522,246
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.325%, 6/15/30 (IF)	12/16 at 100.00	AA+	95,340
6,118	Total Oklahoma			6,345,926
	Pennsylvania – 3.7% (2.5% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	1,096,580
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,233,260

Nuveen Investments	31

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	$927,500
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	3,224,370
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,078,330
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	426,804
5,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	5,275,623
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,711,100
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,705,868
1,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,120,030
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	BBB+	2,618,253
19,895	Total Pennsylvania			21,417,718
	Puerto Rico – 2.4% (1.6% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,351,249
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,100	6.375%, 8/01/39	8/19 at 100.00	A+	1,281,423
6,000	6.000%, 8/01/42	8/19 at 100.00	A+	6,778,800
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/40	8/21 at 100.00	Aa2	1,644,330
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	2,556,120
23,825	Total Puerto Rico			13,611,922
	Rhode Island – 0.5% (0.3% of Total Investments)
2,970	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1	2,980,573
	South Carolina – 2.3% (1.6% of Total Investments)
2,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	2,081,160
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,887,700
1,355	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	1,394,891
5,145	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	5,169,079
12,905	Total South Carolina			13,532,830
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,814,243

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.5% (1.0% of Total Investments)
$3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	$3,343,072
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,536,150
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
700	5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	13,993
1,200	5.500%, 11/01/46 (5)	11/17 at 100.00	B–	23,988
10,100	Total Tennessee			8,917,203
	Texas – 12.0% (8.1% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,180,650
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,130,570
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,123,280
1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,372,825
12,030	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	9,366,558
4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	3,447,569
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	839,232
1,220	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,240,398
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA–	1,211,067
3,150	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,404,583
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	1,274,470
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,242,527
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	102,580
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 – FGIC Insured	9/15 at 100.00	A+	4,253,000
7,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,878,750
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,087,114
1,715	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22	6/12 at 104.00	Aaa	1,788,248
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	769,730
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,862,482
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,169,940
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,166,220
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	1,001,770

Nuveen Investments	33

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
$10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	BBB+	$7,051,700
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	BBB+	7,605,240
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	1,272,645
78,770	Total Texas			68,843,148
	Virgin Islands – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	270,068
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	946,313
1,070	Total Virgin Islands			1,216,381
	Virginia – 0.9% (0.6% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	1,034,960
1,830	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	1,874,542
2,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,179,419
4,830	Total Virginia			5,088,921
	Washington – 1.9% (1.3% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	9,445,279
500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/33	8/22 at 100.00	Aa3	563,889
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	980,949
12,845	Total Washington			10,990,117
	West Virginia – 0.5% (0.4% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,098,901
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,003,049
2,950	Total West Virginia			3,101,950
	Wisconsin – 4.3% (2.9% of Total Investments)
2,895	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	2,909,677
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	901,218
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,017,539
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Eagle River Memorial Hospital Inc., Series 2000:
925	5.750%, 8/15/20 – RAAI Insured	8/12 at 100.00	N/R	929,967
3,100	5.875%, 8/15/30 – RAAI Insured	8/12 at 100.00	N/R	3,109,827
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,180,888
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,928,117

34	Nuveen Investments

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		Wisconsin (continued)
$		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
	3,500	5.250%, 8/15/21	8/16 at 100.00	A–	$3,764,179
	1,780	5.250%, 8/15/26	8/16 at 100.00	A–	1,857,055
	1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,036,209
	4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,168,191
	23,515	Total Wisconsin			24,802,867
	$855,760	Total Investments (cost $778,090,073) – 147.6%			849,531,799
		Floating Rate Obligations – (13.4)%			(76,992,000)
		Variable Rate Demand Preferred Shares, at Liquidation Value – (36.8)%			(211,800,000)
		Other Assets Less Liabilities – 2.6%			14,717,952
		Net Assets Applicable to Common Shares – 100%			$575,457,751

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 24.9%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Select Quality Municipal Fund, Inc.
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.0% (0.7% of Total Investments)
$5,155	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	$5,206,550
	Alaska – 2.0% (1.4% of Total Investments)
500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 – FGIC Insured (UB)	12/14 at 100.00	AA+	517,875
6,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	6,229,620
2,000	Kenai Peninsula Borough, Alaska, General Obligation Bonds, Central Kenai Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 – FGIC Insured	8/13 at 100.00	A1	2,096,180
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	BBB–	1,985,380
10,500	Total Alaska			10,829,055
	Arizona – 3.7% (2.6% of Total Investments)
2,300	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,478,595
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	1,042,430
3,305	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/26 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	3,410,958
3,750	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	3,973,313
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	8,127,600
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A–	759,645
19,105	Total Arizona			19,792,541
	Arkansas – 0.7% (0.5% of Total Investments)
3,205	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15	No Opt. Call	A2	3,489,027
	California – 12.9% (9.0% of Total Investments)
3,930	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Series 2002A, 5.200%, 9/02/29 – AGM Insured	9/12 at 100.00	AA–	3,957,274
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	1,267,456
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	1,356,816
1,360	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	1,181,486
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	A1	1,569,330
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,666,901
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A1	375,560
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	Aa3	1,203,520
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	Aa3	1,769,156

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B:
$8,100	0.000%, 8/01/24 – FGIC Insured	8/13 at 58.68	Aa1	$4,531,869
11,430	0.000%, 8/01/27 – FGIC Insured	8/13 at 49.99	Aa1	5,390,617
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.195%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	7,241,290
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	4,798,440
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa3	386,389
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,125,060
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,740,175
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,567,046
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,156,600
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 – AGM Insured	8/17 at 100.00	AA–	6,604,861
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	1,698,540
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A+	2,449,450
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,650,303
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 – NPFG Insured	8/15 at 58.09	Aa1	2,512,500
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA–	787,003
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	Aa1	3,140,670
2,500	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	766,925
101,815	Total California			67,895,237
	Colorado – 6.2% (4.3% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,849,776
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,505,565
5,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	5,264,700
1,150	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,234,974
1,500	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,465,200
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB	845,922
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB	4,947,398
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	BBB	3,305,900
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,905,950

Nuveen Investments	37

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
$2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	$2,909,700
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,467,493
47,235	Total Colorado			32,702,578
	District of Columbia – 2.7% (1.9% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
1,960	6.250%, 5/15/24	5/12 at 100.00	A1	1,970,251
5,580	6.500%, 5/15/33	No Opt. Call	Baa1	6,122,934
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa2	6,374,700
12,540	Total District of Columbia			14,467,885
	Florida – 4.1% (2.8% of Total Investments)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A2	4,326,520
1,950	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded 8/01/12) – AGM Insured	8/12 at 100.00	AA– (4)	1,974,785
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	BBB	9,371,175
2,685	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	2,921,549
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 17.736%, 2/15/15 (IF)	No Opt. Call	AA	2,906,700
20,385	Total Florida			21,500,729
	Georgia – 0.6% (0.4% of Total Investments)
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	3,417,300
	Illinois – 21.8% (15.2% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	AA–	1,584,219
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
3,855	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	AA–	2,138,985
3,025	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,146,142
1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,816,965
1,250	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	1,266,150
15,000	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	A+	15,018,300
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
3,770	5.100%, 1/01/26 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	3,775,429
5,460	5.250%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	5,466,061
1,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	A1	1,956,418
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,276,250
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,644,090
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,107,800
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,053,480

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	A–	$3,003,628
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,073,572
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	10,496,700
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,086,737
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,760,875
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,076,500
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	8/12 at 101.00	Aaa	2,023,000
4,605	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	8/12 at 100.00	BBB	4,615,039
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	Aa3	6,032,508
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	6,003,450
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,435,405
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,700	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	4,150,047
2,920	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	2,961,406
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	325,226
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	809,514
8,910	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 – NPFG Insured	4/16 at 100.00	Aa2	9,744,243
7,500	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA	4,222,575
130,750	Total Illinois			115,070,714
	Indiana – 2.7% (1.9% of Total Investments)
2,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa2	2,047,620
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,947,258
2,805	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A+	2,852,797
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	2,061,820
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,368,023
1,895	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 – AGM Insured	7/15 at 100.00	AA+	2,008,226
13,675	Total Indiana			14,285,744
	Iowa – 0.5% (0.3% of Total Investments)
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	2,528,887

Nuveen Investments	39

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.5% (1.0% of Total Investments)
$3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (UB)	3/14 at 100.00	AAA	$4,071,218
3,710	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,639,102
7,500	Total Kansas			7,710,320
	Kentucky – 1.2% (0.8% of Total Investments)
5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	5,369,500
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,108,480
6,000	Total Kentucky			6,477,980
	Louisiana – 1.7% (1.2% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	5,083,650
2,545	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2002A, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	Aa1	2,552,737
1,275	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/12 at 100.00	A1	1,284,308
8,820	Total Louisiana			8,920,695
	Maine – 0.3% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,127,370
210	6.750%, 7/01/41	7/21 at 100.00	Baa3	235,108
1,210	Total Maine			1,362,478
	Massachusetts – 2.5% (1.8% of Total Investments)
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,812,633
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	517,050
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,501,526
5,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 – AGM Insured	8/15 at 100.00	AA+	5,535,250
12,210	Total Massachusetts			13,366,459
	Michigan – 7.6% (5.3% of Total Investments)
540	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	BB	501,406
3,500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,515,540
7,745	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A, 5.250%, 7/01/21 – NPFG Insured	7/17 at 100.00	A+	8,460,870
1,700	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	1,736,482
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,865,756
2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 79.00	Aa3	1,341,880
3,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	3,120,660

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$7,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+	$7,536,450
5,155	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 – NPFG Insured	5/12 at 100.00	A1	5,158,093
39,265	Total Michigan			40,237,137
	Minnesota – 1.0% (0.7% of Total Investments)
2,275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,350,280
2,765	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, Refunding Series 2005B, 5.000%, 2/01/13 – AGM Insured	No Opt. Call	Aa+	2,862,217
5,040	Total Minnesota			5,212,497
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,586,053
	Missouri – 2.4% (1.7% of Total Investments)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B:
8,455	5.250%, 10/01/12 – AGM Insured	No Opt. Call	AA–	8,622,409
1,500	5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA–	1,564,365
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	2,448,250
14,955	Total Missouri			12,635,024
	Nebraska – 1.2% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	6,427,448
	Nevada – 2.1% (1.5% of Total Investments)
5,040	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2003A Refunding, 5.000%, 6/01/32 – FGIC Insured	12/12 at 100.00	AA+	5,151,989
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A+	2,429,910
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 17.962%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	3,716,100
9,820	Total Nevada			11,297,999
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,269,500
	New Jersey – 4.5% (3.1% of Total Investments)
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB	4,704,928
1,905	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	1,907,400
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	6,887,200
4,925	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	4,948,492
6,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	5,155,215
50,170	Total New Jersey			23,603,235

Nuveen Investments	41

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 3.9% (2.7% of Total Investments)
$5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	$5,319,214
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,175,140
7,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	7,046,550
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,268,063
4,605	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)	9/12 at 100.00	Aa1	4,608,316
19,860	Total New York			20,417,283
	North Carolina – 2.0% (1.4% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,129,780
5,535	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 – FGIC Insured	7/12 at 100.00	A–	5,554,594
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,125,264
10,435	Total North Carolina			10,809,638
	North Dakota – 0.4% (0.3% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32 (WI/DD, Settling 5/09/12)	12/21 at 100.00	A–	1,983,956
	Ohio – 6.1% (4.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,045	5.375%, 6/01/24	6/17 at 100.00	B	2,549,183
1,180	5.125%, 6/01/24	6/17 at 100.00	B	964,615
2,700	5.875%, 6/01/30	6/17 at 100.00	B+	2,175,930
2,755	5.750%, 6/01/34	6/17 at 100.00	BB	2,149,947
7,995	5.875%, 6/01/47	6/17 at 100.00	BB	6,248,892
15,800	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	B+	12,281,656
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,025,398
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, Trust 2812, 12.290%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	3,852,750
38,955	Total Ohio			32,248,371
	Oklahoma – 1.0% (0.7% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,035,870
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,850,607
2,235	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	2,299,323
4,910	Total Oklahoma			5,185,800
	Pennsylvania – 3.3% (2.3% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,327,275
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,286,758

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	$7,775,199
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,953,050
18,050	Total Pennsylvania			17,342,282
	Puerto Rico – 3.5% (2.4% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 0.000%, 7/01/31 – AMBAC Insured	7/17 at 100.00	Baa1	814,824
2,200	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 0.000%, 7/01/31 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa1 (4)	2,574,286
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
12,000	0.000%, 8/01/32	8/26 at 100.00	A+	11,975,040
1,000	6.000%, 8/01/42	8/19 at 100.00	A+	1,129,800
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,926,012
39,890	Total Puerto Rico			18,419,962
	Rhode Island – 1.5% (1.1% of Total Investments)
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.459%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,613,610
1,000	9.559%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,060,480
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB+	5,459,584
7,940	Total Rhode Island			8,133,674
	South Carolina – 5.1% (3.5% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002:
5,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	5,742,110
4,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,698,090
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,704,450
2,950	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 – NPFG Insured	8/14 at 100.00	BBB	3,180,041
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	9,580,251
820	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 – AGM Insured (Alternative Minimum Tax)	6/12 at 100.00	Aa1	843,870
37,835	Total South Carolina			26,748,812
	South Dakota – 1.2% (0.9% of Total Investments)
3,390	Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds, Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)	10/14 at 100.00	AA+ (4)	3,844,497
1,280	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	6/12 at 100.00	Ca	960,845
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,814,243
6,420	Total South Dakota			6,619,585
	Tennessee – 3.7% (2.6% of Total Investments)
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,463,656
20,060	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/17 – AGM Insured	1/13 at 80.49	AA–	15,889,927
23,185	Total Tennessee			19,353,583

Nuveen Investments	43

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 17.9% (12.5% of Total Investments)
$5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	$728,175
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,076,840
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,106,620
4,080	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	4,044,218
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30	2/15 at 100.00	AAA	3,266,580
3,375	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2002, 5.000%, 8/15/33	8/12 at 100.00	AAA	3,412,159
2,720	Edinburg Consolidated Independent School District, Hidalgo County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/30	2/15 at 100.00	AAA	2,957,048
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	981,720
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,296,106
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2004A, 5.000%, 8/15/27 – FGIC Insured	8/14 at 100.00	AA–	1,073,580
7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BBB	2,206,125
5,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/26 (Pre-refunded 2/15/13) – AMBAC Insured	2/13 at 100.00	AA+ (4)	5,184,050
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 – AGM Insured	11/15 at 100.00	AA	5,503,700
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA–	1,775,540
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,117,368
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A–	9,859,860
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,622,300
7,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	6,971,300
340	Panhandle Regional Housing Finance Corporation, Texas, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)	11/12 at 100.00	N/R	343,737
2,140	Pflugerville Independent School District, Travis County, Texas, General Obligation Bonds, Series 2005A, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,411,395
2,210	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/19	12/13 at 100.00	A	2,307,505
4,700	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	BBB+	4,760,160
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.083%, 5/15/39 (IF) (5)	11/17 at 100.00	AA–	4,830,350
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,157,990
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.264%, 2/01/17 (IF)	No Opt. Call	Aaa	4,365,382

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,700	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.500%, 8/15/39 – AMBAC Insured	8/12 at 100.00	BBB+	$2,711,745
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/36	8/15 at 33.75	AAA	2,706,034
9,110	0.000%, 8/15/41	8/15 at 25.73	AAA	2,041,004
7,110	0.000%, 8/15/45	8/15 at 20.76	AAA	1,280,156
1,280	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	10/12 at 100.00	AA+	1,282,803
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26	8/15 at 57.10	AAA	1,059,100
123,605	Total Texas			94,440,650
	Utah – 0.7% (0.5% of Total Investments)
3,565	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/24 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (4)	3,721,254
	Vermont – 0.1% (0.1% of Total Investments)
655	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-13A, 5.950%, 11/01/25 – AGM Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	675,849
	Virginia – 1.9% (1.3% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,515,120
5,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	4,531,750
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,691,584
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,300,320
10,230	Total Virginia			10,038,774
	Washington – 2.1% (1.5% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	4,148,775
2,500	King County School District 001 Seattle, Washington, General Obligation Bonds, Series 2007A, 5.000%, 6/01/12	No Opt. Call	Aaa	2,510,475
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,212,279
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,452,374
10,750	Total Washington			11,323,903
	West Virginia – 1.4% (0.9% of Total Investments)
6,725	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/34 – FGIC Insured	10/14 at 100.00	Aa3	7,239,933
	Wisconsin – 1.3% (0.9% of Total Investments)
3,565	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,583,074
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Hospital Inc., Series 1999, 5.700%, 6/01/28 – ACA Insured	6/12 at 100.00	BBB	1,401,007

Nuveen Investments	45

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	$2,158,189
7,105	Total Wisconsin			7,142,270
$911,020	Total Investments (cost $715,782,351) – 143.5%			758,138,651
	Floating Rate Obligations – (1.4)%			(7,495,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.8)%			(252,500,000)
	Other Assets Less Liabilities – 5.7%			30,176,094
	Net Assets Applicable to Common Shares – 100%			$528,319,745

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating.
Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 33.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Quality Income Municipal Fund, Inc.
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 2.4% (1.6% of Total Investments)
$6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 – FGIC Insured (UB)	12/14 at 100.00	AA+	$6,355,439
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
3,930	5.000%, 6/01/32	6/14 at 100.00	BB–	3,376,145
13,835	5.000%, 6/01/46	6/14 at 100.00	BB–	10,532,170
23,875	Total Alaska			20,263,754
	Arizona – 2.8% (1.9% of Total Investments)
3,475	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 4.750%, 4/01/25	4/14 at 100.00	A	3,579,841
5,350	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	A1	5,541,744
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A+	1,273,395
1,000	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	1,196,290
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,331,213
2,350	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,532,478
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	1,042,430
22,145	Total Arizona			23,497,391
	Arkansas – 1.1% (0.8% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	902,575
19,800	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	4,274,820
4,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 – NPFG Insured	11/14 at 100.00	Aa2	4,301,360
26,300	Total Arkansas			9,478,755
	California – 20.9% (13.9% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	3,174,750
6,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	6,036,000
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,443,928
14,600	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	15,301,822
25,000	California State, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	A1	25,952,250
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	A1	3,892,350
10,000	5.500%, 11/01/35	11/20 at 100.00	A1	11,392,900
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,868,480
1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,378,700
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,871,512
4,855	California, Various Purpose General Obligation Bonds, Series 1999, 4.750%, 4/01/29 – NPFG Insured	10/12 at 100.00	A1	4,868,109

Nuveen Investments	47

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured	9/12 at 102.00	BBB	$2,725,230
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA–	1,048,628
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 5.875%, 1/15/27 – NPFG Insured	1/14 at 101.00	BBB	1,019,230
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/12 at 100.00	BBB	7,957,700
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,500	4.500%, 6/01/27	6/17 at 100.00	BB–	2,139,975
10,630	5.000%, 6/01/33	6/17 at 100.00	BB–	8,392,491
1,500	5.125%, 6/01/47	6/17 at 100.00	BB–	1,115,715
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,254,620
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 – FGIC Insured	7/16 at 100.00	Aa2	5,432,950
2,735	Los Gatos Union School District, Santa Clara County, California, General Obligation Bonds, Election of 2001, Series 2003B, 5.000%, 8/01/30 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	2,896,611
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,040,751
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	3,495,724
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,740,175
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	5,309,100
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A+	1,995,928
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A+	2,989,683
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,572,925
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.498%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,903,661
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	BBB	3,642,132
30,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	BBB	6,687,600
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,296,300
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	7/12 at 38.76	BBB+	1,721,585
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,140	4.750%, 6/01/23	6/15 at 100.00	B+	1,053,611
1,500	5.500%, 6/01/45	6/15 at 100.00	B–	1,073,985
2,175	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.750%, 6/01/25	6/14 at 100.00	BBB	2,149,879
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	Aa1	3,140,670
223,510	Total California			176,977,660
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 5.7% (3.8% of Total Investments)
$1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	$1,505,565
11,830	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	12,456,280
1,000	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,073,890
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa2	1,993,680
6,525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB	3,123,583
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB	12,500,530
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
1,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	415,780
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	1,895,600
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,314,827
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,565,220
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,114,650
94,985	Total Colorado			47,959,605
	Florida – 1.8% (1.2% of Total Investments)
2,000	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	A2	2,200,480
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	2,767,125
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A2	2,692,875
3,010	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	Aa1 (4)	3,141,928
1,990	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/21	4/13 at 100.00	Aa1	2,071,570
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	2,040,000
14,000	Total Florida			14,913,978
	Georgia – 2.3% (1.5% of Total Investments)
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,380,413
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,675,350
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	5,426,750
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,273,074
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	5,695,500
17,800	Total Georgia			19,451,087

Nuveen Investments	49

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 15.0% (10.0% of Total Investments)
$1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	AA–	$1,584,219
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
9,400	0.000%, 12/01/14 – FGIC Insured	No Opt. Call	AA–	9,100,704
4,400	0.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA–	4,154,260
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,221,968
32,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	12,214,333
190	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.000%, 1/01/18 – AMBAC Insured Chicago, Illinois, General Obligation Bonds, Series 2002A:	7/12 at 100.00	Aa3	191,070
70	5.000%, 1/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	Aa3 (4)	70,573
6,190	5.000%, 1/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	Aa3 (4)	6,240,696
13,400	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A, 5.125%, 1/01/35 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	A	13,405,226
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,030,000
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,276,250
1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	A2	1,106,574
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	16,411,050
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,107,800
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,053,480
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	A–	2,611,850
4,200	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	4,515,630
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,581,700
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	6,368,834
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,760,875
4,105	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,186,279
5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	A–	5,075,954
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,435,405
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	4,146,713
2,370	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	2,403,607
879	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	810,746
3,500	Northfield Township High School District 225, Cook County, Illinois, Glenbrook, General Obligation School Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,186,625
12,780	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	7,858,039
154,609	Total Illinois			127,110,460

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.2% (2.1% of Total Investments)
$2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	$1,633,944
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,947,258
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A+	2,034,080
3,240	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.625%, 7/01/19 – AMBAC Insured	7/12 at 100.00	A+	3,255,228
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	2,439,744
2,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1995A, 6.500%, 1/01/13 – AGM Insured	No Opt. Call	AA–	2,598,100
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	5,835,600
6,420	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	8/12 at 100.00	AA–	6,425,521
31,910	Total Indiana			27,169,475
	Iowa – 1.1% (0.7% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,282,880
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	5,710,390
11,000	Total Iowa			8,993,270
	Kansas – 0.5% (0.3% of Total Investments)
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3	1,804,338
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,523,308
5,480	Total Kansas			4,327,646
	Kentucky – 0.9% (0.6% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,897,220
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,108,480
7,015	Total Kentucky			8,005,700
	Louisiana – 5.0% (3.3% of Total Investments)
10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA–	12,036,400
4,095	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	BBB	4,287,383
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,231,120
5,500	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	5,544,935
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2002A, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	Aa1	3,009,120
8,305	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	8,338,386
39,900	Total Louisiana			42,447,344

Nuveen Investments	51

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.1% (0.1% of Total Investments)
$1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	$1,175,538
	Maryland – 0.3% (0.2% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	2,873,725
	Massachusetts – 3.3% (2.2% of Total Investments)
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,386,375
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	517,050
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	10,392,177
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,501,526
6,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/12 at 100.00	A–	6,022,080
4,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 – AGM Insured	8/15 at 100.00	AA+	4,428,200
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	8/12 at 100.00	AAA	426,551
23,755	Total Massachusetts			27,673,959
	Michigan – 5.3% (3.5% of Total Investments)
3,785	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,801,805
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,693,275
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	2,165,420
3,790	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/20 – AGM Insured	6/15 at 100.00	AA–	3,960,588
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,804,879
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	11,559,508
5,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A1	6,074,915
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB+	2,979,728
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,465,066
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	A	1,958,483
41,170	Total Michigan			44,463,667
	Minnesota – 0.6% (0.4% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,167,000
	Mississippi – 0.2% (0.2% of Total Investments)
1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	1,959,131

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.4% (1.6% of Total Investments)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B:
$4,295	5.250%, 10/01/16 – AGM Insured	10/13 at 100.00	AA–	$4,580,961
2,400	5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	2,523,600
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	7,344,750
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	6,092,569
37,045	Total Missouri			20,541,880
	Nevada – 7.0% (4.7% of Total Investments)
34,470	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.000%, 6/15/20 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	34,677,854
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	15,548,903
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,084,510
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A+	2,429,910
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 17.962%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	3,716,100
56,765	Total Nevada			59,457,277
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,269,500
	New Jersey – 5.4% (3.6% of Total Investments)
1,000	New Jersey Building Authority, State Building Revenue Bonds, Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) – AGM Insured	12/12 at 100.00	AA– (4)	1,030,020
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BBB–	675,852
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	1,577,250
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	BBB	2,607,200
3,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,388,320
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	6,887,200
20,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	5,829,400
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	5,506,400
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
1,495	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,502,131
1,000	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,005,090
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
9,420	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	10,074,878
1,850	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,968,585
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,903,150
95,065	Total New Jersey			45,955,476

Nuveen Investments	53

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 10.9% (7.2% of Total Investments)
$275	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 – NPFG Insured	7/12 at 100.00	A2	$275,360
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	2,592,788
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	5,319,214
2,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,610,168
1,320	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,314,166
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	14,105,512
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,268,063
5,045	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2012EE, 4.000%, 6/15/45	6/22 at 100.00	AA+	5,071,991
4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	4,929,996
135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	136,897
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
690	5.000%, 8/01/17	8/12 at 100.00	AA	697,804
5,430	5.750%, 8/01/18	8/12 at 100.00	AA	5,501,839
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
260	5.000%, 8/01/17 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	263,159
5,115	5.750%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA	5,187,122
6,805	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	7,151,987
7,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	8,386,980
11,540	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Eighth Series 2002, 5.000%, 11/01/20 – AGM Insured	11/12 at 101.00	Aa2	11,925,090
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB–	9,360,113
2,755	6.000%, 12/01/36	12/20 at 100.00	BBB–	3,093,424
2,470	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	2,735,871
86,760	Total New York			91,927,544
	North Carolina – 3.2% (2.1% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,129,780
9,790	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	10,393,064
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA	4,132,880
1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,078,740
665	North Carolina Medical Care Commission, Hospital Revenue Bonds, Pitt County Memorial Hospital, Series 1998A, 4.750%, 12/01/28 – NPFG Insured	6/12 at 100.00	A1	665,326
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	7,733,850
25,955	Total North Carolina			27,133,640

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 1.3% (0.8% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
$7,000	5.000%, 12/01/29 (WI/DD, Settling 5/09/12)	12/21 at 100.00	A–	$7,469,280
3,000	5.000%, 12/01/32 (WI/DD, Settling 5/09/12)	12/21 at 100.00	A–	3,174,330
10,000	Total North Dakota			10,643,610
	Ohio – 6.3% (4.2% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,754,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,055	5.125%, 6/01/24	6/17 at 100.00	B	862,431
2,925	5.875%, 6/01/30	6/17 at 100.00	B+	2,357,258
5,040	5.750%, 6/01/34	6/17 at 100.00	BB	3,933,115
2,715	6.000%, 6/01/42	6/17 at 100.00	BBB	2,174,444
5,730	5.875%, 6/01/47	6/17 at 100.00	BB	4,478,568
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	B+	7,773,200
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002:
2,165	5.250%, 6/01/19 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,228,803
2,600	5.250%, 6/01/21 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,676,622
2,000	5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,056,020
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,291,500
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	3,377,614
57,115	Total Ohio			52,964,475
	Oklahoma – 1.8% (1.2% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,450,218
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	3,926,720
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,850,607
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	6,291,264
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	2,054,300
14,615	Total Oklahoma			15,573,109
	Oregon – 0.0% (0.0% of Total Investments)
50	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2	51,433
	Pennsylvania – 4.7% (3.2% of Total Investments)
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	2,216,340
65	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/13 at 100.00	A2	68,613
155	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	A2 (4)	166,442
8,000	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	8,841,520
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,516,965

Nuveen Investments	55

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	$2,844,452
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,953,050
7,800	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–	7,887,750
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B:
6,000	5.625%, 8/01/19 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	6,082,680
5,500	5.625%, 8/01/20 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	5,575,790
38,620	Total Pennsylvania			40,153,602
	Puerto Rico – 9.2% (6.1% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	2,635,850
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	Baa2	2,501,775
7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB+	7,427,560
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	786,200
5,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	8/12 at 100.00	AA–	5,010,300
1,600	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/20	7/12 at 100.00	Baa1	1,603,952
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	7,983,360
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	11,005,444
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,590,107
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	6,605,500
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	6,953,475
15,000	5.250%, 8/01/57 (UB) (5)	8/17 at 100.00	Aa2	15,834,300
1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29	No Opt. Call	Baa1	1,624,500
3,385	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB+	3,384,763
205,170	Total Puerto Rico			77,947,086
	Rhode Island – 0.6% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,765	6.125%, 6/01/32	6/12 at 100.00	BBB+	2,774,954
2,065	6.250%, 6/01/42	6/12 at 100.00	BBB+	2,072,826
4,830	Total Rhode Island			4,847,780
	South Carolina – 4.9% (3.2% of Total Investments)
24,725	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	25,740,950
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
5,240	5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	BBB	5,648,615
3,000	5.250%, 2/15/24 – NPFG Insured	8/14 at 100.00	BBB	3,226,410
3,100	5.250%, 8/15/34 – NPFG Insured	8/14 at 100.00	BBB	3,301,810
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	3,195,496
43,665	Total South Carolina			41,113,281

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.2% (0.1% of Total Investments)
$1,325	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	AA–	$1,360,099
	Texas – 8.1% (5.4% of Total Investments)
1,500	Central Texas Regional Mobility Authority, Texas, Senior Lien Revenue Bonds, Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB–	1,655,925
5,500	Central Texas Regional Mobility Authority, Texas, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	5,357,110
4,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30	2/15 at 100.00	AAA	4,355,440
1,425	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2001A, 5.625%, 11/01/21 – FGIC Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	1,429,745
3,570	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2007, 5.000%, 11/01/22 – SYNCORA GTY Insured (Alternative Minimum Tax)	11/14 at 100.00	A+	3,784,343
3,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/12 at 100.00	BBB	3,499,825
2,700	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	5/12 at 100.00	BBB	2,727,000
15,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BBB	3,738,946
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,117,368
4,865	0.000%, 9/01/27 – AMBAC Insured	No Opt. Call	AA–	2,345,222
1,185	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 (Pre-refunded 5/07/12) – AGM Insured (Alternative Minimum Tax)	5/12 at 100.00	AA– (4)	1,186,185
875	Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/21	2/15 at 100.00	AAA	974,444
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/34	8/14 at 33.33	AAA	1,878,540
	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010:
5	5.000%, 5/15/12 (ETM)	No Opt. Call	N/R (4)	5,010
5	5.000%, 5/15/12 (ETM)	No Opt. Call	N/R (4)	5,010
2,725	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010, 5.000%, 5/15/12	No Opt. Call	A1	2,730,450
2,500	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 – RAAI Insured	10/12 at 100.00	BBB+	2,528,350
9,535	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	10,593,004
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.083%, 5/15/39 (IF) (5)	11/17 at 100.00	AA–	4,830,350
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,157,990
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/38	8/15 at 30.30	AAA	2,418,341
9,110	0.000%, 8/15/39	8/15 at 28.63	AAA	2,275,951
6,610	0.000%, 8/15/42	8/15 at 24.42	AAA	1,404,162
7,110	0.000%, 8/15/43	8/15 at 23.12	AAA	1,428,826
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	1,811,533
110,775	Total Texas			68,239,070

Nuveen Investments	57

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.1% (0.8% of Total Investments)
$7,155	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/25 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (4)	$7,468,604
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	A+	1,963,004
8,995	Total Utah			9,431,608
	Virginia – 3.0% (2.0% of Total Investments)
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	7,941,400
11,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	9,969,850
3,500	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2007, 5.000%, 8/01/12	No Opt. Call	AA+	3,542,735
	Virginia Resources Authority, Water System Revenue Refunding Bonds, Series 2002:
500	5.000%, 4/01/18	10/12 at 102.00	AA	511,800
500	5.000%, 4/01/19	10/12 at 102.00	AA	511,800
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	893,562
1,760	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,816,320
28,080	Total Virginia			25,187,467
	Washington – 3.5% (2.4% of Total Investments)
3,305	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA– (4)	3,334,018
3,445	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	AA–	3,473,249
2,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aa1	2,522,400
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	4,148,775
3,780	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,075,180
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB)	10/16 at 100.00	AA	5,131,400
6,840	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	7,112,437
28,620	Total Washington			29,797,459
	West Virginia – 0.9% (0.6% of Total Investments)
6,725	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/34 – FGIC Insured	10/14 at 100.00	Aa3	7,239,932
	Wisconsin – 1.8% (1.2% of Total Investments)
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
75	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	75,379
3,380	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,397,710
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,065,579
3,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,907,705
2,255	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	2,274,167
2,040	Wisconsin, Clean Water Revenue Bonds, Refunding Series 2002-2, 5.500%, 6/01/13 – NPFG Insured	No Opt. Call	AA+	2,156,891
14,420	Total Wisconsin			14,877,431

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.8% (0.5% of Total Investments)
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$2,294,665
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,317,319
6,035	Total Wyoming			6,611,984
$1,632,164	Total Investments (cost $1,184,006,461) – 150.2%			1,270,233,888
	Floating Rate Obligations – (6.8)%			(57,830,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.9)%			(388,400,000)
	Other Assets Less Liabilities – 2.5%			21,924,212
	Net Assets Applicable to Common Shares – 100%			$845,928,100

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 30.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Premier Municipal Income Fund, Inc.
NPF	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.0% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,109,294
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,247,040
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	398,556
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,118,870
4,610	Total Alabama			4,873,760
	Alaska – 0.2% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	BB–	761,270
	Arizona – 4.6% (3.0% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	BBB	103,045
135	5.250%, 12/01/25	12/15 at 100.00	BBB	138,533
7,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,416,570
5,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	5,160,300
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,219,140
13,435	Total Arizona			14,037,588
	Arkansas – 0.8% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – AGM Insured	11/15 at 100.00	AA–	2,378,646
	California – 18.1% (11.8% of Total Investments)
3,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	2,990,820
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28	10/15 at 100.00	Aa1	1,424,183
1,975	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A+	2,125,377
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	1,905,683
4,900	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A1	5,338,452
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	499,595
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,768,176
1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.558%, 5/15/14 (IF)	No Opt. Call	AA–	1,407,807
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	1,064,260
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	A	1,702,990
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	23,879,000

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$481,284
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB–	2,603,335
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2	6,747,458
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A–	747,538
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa3	103,929
110	5.000%, 9/01/23	9/15 at 102.00	Baa3	112,576
61,875	Total California			54,902,463
	Colorado – 8.5% (5.6% of Total Investments)
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,013,780
1,150	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,164,939
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	412,848
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	A–	796,793
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	4,492,065
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	7,471,228
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	9,757,295
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	752,037
23,760	Total Colorado			25,860,985
	Florida – 2.0% (1.3% of Total Investments)
2,500	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	A–	2,536,950
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	107,167
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA	1,040,670
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 - AMBAC Insured	6/16 at 100.00	A	2,239,698
5,755	Total Florida			5,924,485
	Georgia – 2.8% (1.8% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.000%, 12/01/19	12/14 at 100.00	BBB–	501,900
1,000	5.250%, 12/01/22	12/14 at 100.00	BBB–	1,004,750
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,059,770
4,105	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.125%, 11/01/17 – NPFG Insured	11/13 at 100.00	A1	4,342,844
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,539,941
8,030	Total Georgia			8,449,205
	Idaho – 0.3% (0.2% of Total Investments)
25	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)	7/12 at 100.00	AAA	25,070

Nuveen Investments	61

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	$322,812
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BB+	502,560
200	5.250%, 9/01/37	9/16 at 100.00	BB+	192,268
1,035	Total Idaho			1,042,710
	Illinois – 17.3% (11.3% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	3,236,340
320	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	351,779
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,554,608
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	Aa3	5,262,170
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	5,064,600
2,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/12 at 100.00	A	2,005,840
785	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/35 – NPFG Insured	7/12 at 100.00	A	785,447
5,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	Aa3	5,939,900
8,500	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.750%, 11/01/30 – AMBAC Insured (UB) (6)	No Opt. Call	Aa3	10,405,190
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	185,278
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	CCC	558,076
1,750	5.250%, 1/01/30	1/16 at 100.00	CCC	1,159,078
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	6,550,261
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	6,318,245
61,525	Total Illinois			52,376,812
	Indiana – 3.3% (2.1% of Total Investments)
2,275	Anderson School Building Corporation, Madison County, Indiana, First Mortgage Bonds, Series 2003, 5.500%, 7/15/23 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	2,472,811
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	4,109,391
1,250	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,297,900
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,873,264
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (5)	2/15 at 100.00	N/R	142,850
12,405	Total Indiana			9,896,216
	Iowa – 1.1% (0.7% of Total Investments)
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	3,267,760
	Kentucky – 0.8% (0.5% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	1,959,998
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	525,764
2,210	Total Kentucky			2,485,762

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 6.3% (4.1% of Total Investments)
$1,310	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.850%, 9/01/25	9/12 at 100.00	AA+	$1,313,406
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,538,520
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
825	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	857,109
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,080,688
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 15.683%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	5,451
3,950	Morehouse Parish, Louisiana, Pollution Control Revenue Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	4,247,475
2,090	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	2,098,402
18,560	Total Louisiana			19,141,051
	Maine – 0.3% (0.2% of Total Investments)
830	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum Tax)	5/13 at 100.00	AA+	841,520
	Maryland – 1.2% (0.8% of Total Investments)
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,138,680
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	BBB	1,543,020
3,500	Total Maryland			3,681,700
	Massachusetts – 4.1% (2.7% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,127,300
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24	10/14 at 100.00	BBB	1,034,520
3,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,245,250
11,500	Total Massachusetts			12,407,070
	Michigan – 6.1% (4.0% of Total Investments)
2,925	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/17 – SYNCORA GTY Insured	4/13 at 100.00	BB	2,705,011
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,460,068
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,107,300
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	853,158
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	219,689
2,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB+	1,953,920
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	171,692
290	Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 – FGIC Insured	12/12 at 100.00	A2	296,455
2,735	Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	A2 (4)	2,813,057
18,720	Total Michigan			18,580,350
	Minnesota – 5.2% (3.4% of Total Investments)
4,350	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	4,527,089

Nuveen Investments	63

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$1,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/21 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	$1,085,650
2,290	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 6.000%, 12/01/20	12/13 at 100.00	A3	2,426,049
530	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2004-5Y, 5.250%, 10/01/19	10/14 at 100.00	A2	572,792
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,095,030
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,236,310
3,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA	3,205,140
1,500	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	1,653,075
14,670	Total Minnesota			15,801,135
	Mississippi – 0.8% (0.5% of Total Investments)
2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA	2,429,323
	Missouri – 1.0% (0.7% of Total Investments)
100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	103,364
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	3,028,838
2,980	Total Missouri			3,132,202
	Nebraska – 1.0% (0.7% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	1,817,632
390	Grand Island, Nebraska, Electric System Revenue Bonds, Series 1977, 6.100%, 9/01/12 (ETM)	No Opt. Call	A1 (4)	397,656
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.731%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	859,350
2,485	Total Nebraska			3,074,638
	Nevada – 2.2% (1.4% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,473,560
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,214,943
6,050	Total Nevada			6,688,503
	New Hampshire – 0.5% (0.3% of Total Investments)
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.267%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	1,612,797
	New Jersey – 7.0% (4.6% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24	9/15 at 100.00	A+	1,102,720
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	BBB	2,147,940
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	513,840
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,176,550
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	7,286,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	2,753,200

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	$1,573,620
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	2,656,000
46,000	Total New Jersey			21,210,620
	New York – 17.0% (11.1% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	732,448
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	260,160
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,610,745
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,243,605
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,190,276
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	8,474,475
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 – FGIC Insured	11/12 at 100.00	A	5,101,750
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	2,228,160
	New York City, New York, General Obligation Bonds, Fiscal Series 2003D:
1,815	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa2 (4)	1,946,805
2,450	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	AA (4)	2,627,919
1,050	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15	8/14 at 100.00	AA	1,162,707
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, Trust 3217, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,396,440
910	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.498%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,089,707
1,560	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,666,735
3,250	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22	6/13 at 100.00	AA–	3,409,413
	New York State Thruway Authority, General Revenue Bonds, Residual Series 2005G:
6,460	5.000%, 1/01/25 – AGM Insured (UB)	7/15 at 100.00	AA–	7,126,478
2,580	5.000%, 1/01/26 – AGM Insured (UB)	7/15 at 100.00	AA–	2,846,179
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,052,890
1,000	New York State Urban Development Corporation, Subordinate Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22	7/14 at 100.00	A	1,062,590
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	438,994
48,880	Total New York			51,668,476
	North Carolina – 4.4% (2.9% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (6)	No Opt. Call	Baa1	13,261,456
	North Dakota – 0.2% (0.1% of Total Investments)
560	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	580,070
	Ohio – 2.8% (1.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,600	5.125%, 6/01/24	6/17 at 100.00	B	1,307,952
1,055	5.750%, 6/01/34	6/17 at 100.00	BB	823,301
2,355	5.875%, 6/01/47	6/17 at 100.00	BB	1,840,668

Nuveen Investments	65

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$4,000	Ohio, Solid Waste Revenue Bonds, Republic Services Inc., Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	$4,168,040
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	258,870
9,260	Total Ohio			8,398,831
	Oklahoma – 1.1% (0.7% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	437,004
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,829,105
3,155	Total Oklahoma			3,266,109
	Oregon – 1.1% (0.7% of Total Investments)
	Oregon State, General Obligation Bonds, State Board of Higher Education, Series 2004A:
1,795	5.000%, 8/01/21 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,981,734
1,240	5.000%, 8/01/23 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,368,997
3,035	Total Oregon			3,350,731
	Pennsylvania – 2.2% (1.4% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,240,360
4,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,457,745
6,500	Total Pennsylvania			6,698,105
	Puerto Rico – 1.2% (0.8% of Total Investments)
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,993,760
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	721,900
13,000	Total Puerto Rico			3,715,660
	Rhode Island – 1.3% (0.9% of Total Investments)
4,060	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1	4,074,454
	South Carolina – 7.3% (4.8% of Total Investments)
2,500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	2,601,450
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,887,700
3,340	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19	12/13 at 100.00	AA	3,533,486
3,620	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.250%, 5/01/21 – AMBAC Insured	5/13 at 100.00	AA–	3,713,070
310	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	319,126
1,190	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	1,195,569
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
4,895	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	5,259,971
605	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	650,508
20,865	Total South Carolina			22,160,880
	South Dakota – 0.6% (0.4% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,814,243
66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.5% (1.7% of Total Investments)
$1,585	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	$1,590,357
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,671,536
400	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	7,996
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A2	4,409,880
7,585	Total Tennessee			7,679,769
	Texas – 6.5% (4.2% of Total Investments)
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	139,632
4,245	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BBB	1,415,453
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	3,237,030
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
400	5.250%, 8/15/21	2/16 at 100.00	BBB–	419,616
600	5.125%, 8/15/26	2/16 at 100.00	BBB–	610,032
800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	829,240
2,265	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/25 – AMBAC Insured	5/13 at 100.00	A+	2,353,041
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,026,779
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	102,580
3,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	3,151,500
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.310%, 2/15/30 (IF) (6)	2/17 at 100.00	AA–	150,250
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
20	5.250%, 2/15/18 – AMBAC Insured	8/13 at 100.00	AA	21,156
15	5.250%, 2/15/19 – AMBAC Insured	8/13 at 100.00	AA	15,867
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
3,505	5.250%, 2/15/18 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	Aa2 (4)	3,723,537
2,235	5.250%, 2/15/19 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	Aa2 (4)	2,374,352
23,235	Total Texas			19,570,065
	Utah – 0.1% (0.1% of Total Investments)
315	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	315,495
15	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	15,043
330	Total Utah			330,538
	Virginia – 0.9% (0.6% of Total Investments)
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,600,640
	Washington – 3.5% (2.3% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aa1	2,017,920
7,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	7,427,560

Nuveen Investments	67

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,000	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23	12/13 at 100.00	Baa2	$1,031,330
10,000	Total Washington			10,476,810
	West Virginia – 1.5% (0.9% of Total Investments)
2,000	West Virginia Water Development Authority, Infrastructure Revenue Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 101.00	AA+ (4)	2,168,160
2,150	West Virginia Water Development Authority, Loan Program II Revenue Bonds, Series 2003B, 5.250%, 11/01/23 – AMBAC Insured	11/13 at 101.00	A	2,252,383
4,150	Total West Virginia			4,420,543
	Wisconsin – 1.4% (0.9% of Total Investments)
160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	161,354
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,040,469
205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/12 at 100.00	AA–	206,528
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	2,808,799
3,865	Total Wisconsin			4,217,150
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,395,009
$504,925	Total Investments (cost $432,397,804) – 153.2%			464,538,110
	Floating Rate Obligations – (13.9)%			(42,295,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.1)%			(127,700,000)
	Other Assets Less Liabilities – 2.8%			8,703,916
	Net Assets Applicable to Common Shares – 100%			$303,247,026

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 27.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

Nuveen Municipal High Income Opportunity Fund
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.2% (1.0% of Total Investments)
$1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project,Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$979,910
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/12 at 100.00	B2	959,050
1,915	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	1,450,000
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	B	998,520
4,915	Total Alabama			4,387,480
	Arizona – 6.8% (5.8% of Total Investments)
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 17.277%, 1/01/29 (IF)	1/18 at 100.00	AA–	1,697,184
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.607%, 1/01/32 (IF) (4)	1/18 at 100.00	AA–	2,353,314
366	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	367,171
2,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	5/12 at 100.00	N/R	1,886,480
	Privado Park Apartments Project, Series 2010, 5.000%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax)
6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,256,182
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
100	6.375%, 11/01/13	11/13 at 100.00	N/R	100,916
790	7.250%, 11/01/23	11/16 at 100.00	N/R	799,788
1,715	7.500%, 11/01/33	11/16 at 100.00	N/R	1,719,510
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,413
305	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 6.250%, 7/01/14 (ETM)	No Opt. Call	AA+ (5)	344,391
1,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	1,567,905
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
500	6.000%, 6/01/40	6/19 at 100.00	BBB–	491,965
500	6.100%, 6/01/45	6/19 at 100.00	BBB–	493,665
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	10/12 at 100.00	BBB–	1,151,932
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	893,210
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,037,250
2,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	B	1,938,520
1,000	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	4/14 at 100.00	A–	1,016,350
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	9/14 at 100.00	BB+	967,520
25,376	Total Arizona			24,633,666
	California – 16.9% (14.5% of Total Investments)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,137,320

Nuveen Investments	69

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,810	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	B–	$1,351,998
1,250	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 18.271%, 5/15/31 (IF)	11/21 at 100.00	AA–	1,777,150
3,425	California State University, Systemwide Revenue Bonds, Tender Option Bond Trust 4696, 16.508%, 11/01/35 – AMBAC Insured (IF) (4)	5/15 at 100.00	Aa2	4,360,025
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	D	875,400
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,039,790
2,915	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,009,213
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 16.766%, 11/15/38 (IF)	5/18 at 100.00	AA–	627,126
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	16.879%, 11/15/38 (IF)	5/18 at 100.00	AA–	908,371
1,000	17.960%, 11/15/48 (IF)	5/18 at 100.00	AA–	1,261,080
1,005	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,005,533
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.734%, 9/01/32 – AMBAC Insured (IF) (4)	9/12 at 100.00	A+	544,720
1,000	Goden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 16.854%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	1,060,890
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	16.851%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	784,470
500	16.831%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	522,950
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,750	5.000%, 6/01/33	6/17 at 100.00	BB–	1,381,643
500	5.750%, 6/01/47	6/17 at 100.00	BB–	412,020
1,000	5.125%, 6/01/47	6/17 at 100.00	BB–	743,810
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	748,160
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 21.774%, 1/15/19 (IF)	No Opt. Call	Aa2	2,640,240
1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,212,876
335	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	369,870
3,400	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,490,508
1,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,091,490
1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.235%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	1,520,460
3,190	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	N/R	3,192,712
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,151,690

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
$1,000	7.000%, 8/01/26	8/21 at 100.00	BBB+	$1,155,430
1,000	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,146,530
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39 (4)	No Opt. Call	A	1,224,470
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	593,080
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	372,372
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,042,210
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 16.558%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	A+	308,350
1,000	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	951,990
1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	943,350
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A–	1,320,180
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	17.460%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	1,126,500
2,015	17.941%, 12/01/33 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	2,921,186
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,182,941
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,216,820
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923, 17.070%, 9/01/31 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA–	1,182,160
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,126,300
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	8/12 at 100.00	A–	1,000,330
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	725,738
3,895	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,638,514
58,965	Total California			61,399,966
	Colorado – 6.8% (5.8% of Total Investments)
1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,042,689
6	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (5)	6,606
3,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (6)	5/14 at 101.00	N/R	2,829,050
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	848,810
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R	1,344,020
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.450%, 12/01/34	12/17 at 100.00	N/R	784,370
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	890,640

Nuveen Investments	71

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	$3,188,841
1,250	Mesa County, Colorado, Residential Care Facilities Mortgage Revenue Bonds, Hilltop Community Resources Inc. Obligated Group, Series 2001A, 5.250%, 12/01/21 – RAAI Insured	12/12 at 100.00	N/R	1,243,900
1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	834,820
1,985	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,065,134
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,550,610
3,565	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	4,425,056
500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	581,940
625	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	565,431
1,000	Stoneridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	251,390
1,000	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	1,022,940
1,000	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,029,070
26,441	Total Colorado			24,505,317
	Connecticut – 0.7% (0.6% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,115,620
2,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B, 5.750%, 9/01/27 (6)	5/12 at 100.00	N/R	784,200
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	520,115
3,500	Total Connecticut			2,419,935
	District of Columbia – 0.4% (0.3% of Total Investments)
225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	246,893
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,092,090
1,225	Total District of Columbia			1,338,983
	Florida – 11.9% (10.2% of Total Investments)
5,000	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	5,135,900
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	747,817
955	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,005,434
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB+	1,070,520
7,845	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	8,161,154
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,224,310
2,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/12 at 100.00	BB+	2,007,220

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.470%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (4)	10/18 at 100.00	AA–	$1,171,160
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.375%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	1,673,100
1,000	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/34	10/21 at 100.00	BBB	1,166,510
3,520	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	7/12 at 100.00	N/R	3,421,862
3,615	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	3,234,377
1,000	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.750%, 7/01/45	7/17 at 100.00	N/R	720,150
475	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	408,766
890	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	750,172
11,715	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	5,003,711
4,485	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/13 at 101.00	N/R	4,374,355
49,450	Total Florida			43,276,518
	Georgia – 0.7% (0.6% of Total Investments)
1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	794,600
1,810	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,867,486
2,810	Total Georgia			2,662,086
	Guam – 0.7% (0.6% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	B+	2,676,737
	Hawaii – 0.8% (0.7% of Total Investments)
940	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	863,973
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,898,351
2,595	Total Hawaii			2,762,324
	Illinois – 10.0% (8.6% of Total Investments)
1,330	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	1,333,152
475	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Chicago/Kingsbury Redevelopment Project, Series 2004A, 6.570%, 2/15/13	6/12 at 100.00	N/R	475,276
940	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/12 at 100.00	N/R	939,944
1,000	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,060,490
1,875	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 8.000%, 5/15/46	5/20 at 100.00	N/R	1,966,444
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	A–	1,044,740
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	939,730
1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 19.943%, 11/15/37 (IF) (4)	11/17 at 100.00	A	1,635,900
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,267,300

Nuveen Investments	73

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	$2,056,220
3,850	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	4,282,971
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
250	21.274%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	378,610
1,685	21.258%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	2,551,174
4,000	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (6)	6/14 at 100.00	Ca	3,440,000
7,800	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29 (UB)	7/12 at 100.00	AA+	7,832,136
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	769,069
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (6)	7/18 at 100.00	N/R	314,876
1,942	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,973,519
986	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	827,540
970	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	651,995
832	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	695,876
36,721	Total Illinois			36,436,962
	Indiana – 4.7% (4.0% of Total Investments)
1,000	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,105,090
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/12 at 103.00	N/R	6,124,362
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.851%, 4/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	AA	1,808,580
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,290	17.620%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,617,299
1,250	18.615%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,704,850
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301, 17.803%, 11/15/30 (IF) (4)	11/16 at 100.00	AA+	1,182,280
2,500	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	A–	2,603,750
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,006,690
15,400	Total Indiana			17,152,901
	Iowa – 0.3% (0.2% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,002,500
	Louisiana – 3.9% (3.3% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	1,031,290
5,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	5,515,100
980	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	943,583

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	$1,415,220
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	20.135%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,022,040
750	20.123%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,021,868
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,525,515
1,590	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,630,831
14,570	Total Louisiana			14,105,447
	Maine – 0.9% (0.8% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	2/14 at 102.00	Baa2	3,213,935
	Maryland – 1.4% (1.2% of Total Investments)
1,000	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	951,900
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,716,175
2,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/12 at 100.00	N/R	2,012,400
435	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	7/12 at 100.00	B3	405,089
5,935	Total Maryland			5,085,564
	Massachusetts – 0.3% (0.2% of Total Investments)
330	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	324,974
1,350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B, 6.375%, 7/01/34 (6), (7), (8)	7/14 at 100.00	D	486,000
190	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	168,057
1,870	Total Massachusetts			979,031
	Michigan – 3.8% (3.3% of Total Investments)
1,110	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	10/12 at 100.00	N/R	1,039,082
795	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	10/12 at 100.00	N/R	795,811
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,205	5.500%, 5/01/21	11/12 at 100.00	B–	1,026,841
15	5.500%, 5/01/21 – ACA Insured	5/12 at 100.00	B–	12,782
1,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 17.971%, 5/01/18 (IF) (4)	No Opt. Call	AA	1,284,400
	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
1,000	4.875%, 8/15/27	8/17 at 100.00	N/R	859,120
1,000	5.000%, 8/15/38	8/17 at 100.00	N/R	792,060
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	BB	1,024,640
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BBB–	1,119,750
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,010,250

Nuveen Investments	75

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	$844,640
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,501,995
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,273,970
1,000	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/30	11/15 at 100.00	BB+	869,980
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB+	472,725
14,125	Total Michigan			13,928,046
	Minnesota – 1.3% (1.1% of Total Investments)
1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,347,750
1,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A, 6.625%, 12/01/23	6/14 at 102.00	N/R	1,226,641
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,114,949
1,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,013,390
4,610	Total Minnesota			4,702,730
	Mississippi – 0.5% (0.4% of Total Investments)
856	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	674,413
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,111,160
1,856	Total Mississippi			1,785,573
	Missouri – 1.9% (1.6% of Total Investments)
5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	6,052,750
788	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/12 at 100.00	N/R	692,494
6,723	Total Missouri			6,745,244
	Montana – 1.4% (1.2% of Total Investments)
2,700	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	2,717,010
2,450	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	6/12 at 100.00	N/R	2,449,461
5,150	Total Montana			5,166,471
	Nebraska – 3.0% (2.6% of Total Investments)
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.731%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	10,821,130
	Nevada – 0.0% (0.0% of Total Investments)
4,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (6)	7/12 at 100.00	N/R	45
	New Jersey – 2.7% (2.3% of Total Investments)
1,660	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	9/12 at 100.00	B	1,664,034
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	1,003,780

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	$1,087,350
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	728,646
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	2,103,000
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,287,320
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (4)	6/18 at 100.00	AA–	1,082,590
9,260	Total New Jersey			9,956,720
	New Mexico – 0.2% (0.2% of Total Investments)
1,000	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006, 6.000%, 9/01/32	9/16 at 100.00	N/R	856,650
	New York – 2.0% (1.7% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,114,700
1,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,521,675
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,000	5.750%, 10/01/37	10/17 at 100.00	N/R	509,500
3,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,527,660
1,700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (6)	8/12 at 100.00	N/R	911,863
1,375	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB	1,534,610
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	294,516
9,840	Total New York			7,414,524
	North Carolina – 2.3% (1.9% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.656%, 1/15/19 (IF)	No Opt. Call	AA–	1,347,330
5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,952,115
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 26.797%, 10/01/21 (IF)	10/16 at 100.00	AA+	1,962,480
7,150	Total North Carolina			8,261,925
	Ohio – 2.8% (2.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
315	5.125%, 6/01/24	6/17 at 100.00	B	257,503
4,375	5.750%, 6/01/34	6/17 at 100.00	BB	3,414,163
2,380	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	BBB–	2,274,661
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,416,342
500	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BB+	503,035
2,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/12 at 100.00	B–	1,693,320

Nuveen Investments	77

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$4,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (6)	7/17 at 102.00	N/R	$560,280
14,840	Total Ohio			10,119,304
	Oklahoma – 0.9% (0.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,035,870
940	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	861,388
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,381,830
3,440	Total Oklahoma			3,279,088
	Pennsylvania – 1.9% (1.7% of Total Investments)
2,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.375%, 11/15/40	11/17 at 100.00	B+	2,094,675
325	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	320,434
945	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	882,299
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	2,005,500
400	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	399,460
1,500	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/12 at 100.00	B–	1,338,900
7,670	Total Pennsylvania			7,041,268
	Rhode Island – 1.0% (0.9% of Total Investments)
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%,12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,097,580
2,565	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB+	2,574,721
3,565	Total Rhode Island			3,672,301
	South Carolina – 0.8% (0.6% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (6)	11/17 at 100.00	N/R	2,005,880
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	735,006
4,625	Total South Carolina			2,740,886
	Tennessee – 2.1% (1.8% of Total Investments)
2,500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	2,861,425
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
2,000	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	39,980
500	5.500%, 11/01/46 (6)	11/17 at 100.00	B–	9,995
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	4,261,840
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	586,170
9,965	Total Tennessee			7,759,410

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.0% (8.6% of Total Investments)
$2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	$2,021,800
1,715	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C1, 9.750%, 1/01/26	7/12 at 100.00	N/R	1,726,816
550	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing – Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa2	530,519
5,200	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	783,640
1,000	Central Texas Regional Mobility Authority, Texas, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+	1,091,660
2,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	2/18 at 100.00	BBB–	2,310,740
1,750	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (6)	11/12 at 100.00	N/R	939,523
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
1,840	7.000%, 9/01/25	9/14 at 100.00	N/R	1,934,944
6,600	7.125%, 9/01/34	9/14 at 100.00	N/R	6,904,986
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	10/12 at 100.00	BB+	585,766
2,045	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	5/12 at 100.00	BBB	2,065,450
1,000	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	920,520
	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
600	7.375%, 7/01/22 (Alternative Minimum Tax)	7/12 at 100.00	B	604,620
975	6.750%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	B	979,641
1,000	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/12 at 100.00	N/R	843,600
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 19.470%, 3/01/19 (IF)	No Opt. Call	AA	3,723,210
1,810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,080,921
4,500	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	5,247,990
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	42,789
1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.250%, 11/01/32	11/17 at 100.00	Baa2	1,020,570
38,760	Total Texas			36,359,705
	Utah – 0.9% (0.7% of Total Investments)
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A, 6.250%, 6/15/28	6/17 at 100.00	N/R	982,000
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,111,591
2,980	Total Utah			3,093,591
	Vermont – 0.3% (0.3% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	Baa2	1,252,932

Nuveen Investments	79

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.1% (0.1% of Total Investments)
$420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	$484,697
	Virginia – 1.3% (1.1% of Total Investments)
881	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18	3/14 at 102.00	N/R	613,872
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	5/12 at 100.00	B+	1,000,410
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/38	No Opt. Call	BBB+	2,029,648
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	686,370
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	108,971
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	134,160
12,511	Total Virginia			4,573,431
	Washington – 2.9% (2.5% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 19.497%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	712,680
	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,780	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,594,880
4,745	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	4,118,328
2,660	5.250%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	2,091,212
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,961,900
11,685	Total Washington			10,479,000
	West Virginia – 0.3% (0.2% of Total Investments)
500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	520,925
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	508,530
1,000	Total West Virginia			1,029,455
	Wisconsin – 4.2% (3.6% of Total Investments)
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (5)	656,931
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	930,440
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,764,906
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.250%, 4/01/34	4/14 at 100.00	N/R	1,007,458
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
5,995	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	6,254,524
4,500	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	4,662,945
14,695	Total Wisconsin			15,277,204
$454,383	Total Investments (cost $401,246,330) – 117.0%			424,840,682
	Floating Rate Obligations – (5.0)%			(18,170,000)
	Borrowings – (13.8)% (9), (10)			(50,000,000)
	Other Assets Less Liabilities – 1.8% (11)			6,452,676
	Net Assets Applicable to Common Shares – 100%			$363,123,358

80	Nuveen Investments

Investments in Derivatives at April 30, 2012:

Swaps outstanding

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$50,000,000	Receive	1-Month USD-LIBOR	1.333%	Monthly	4/25/11	4/25/14	$(964,388)
Morgan Stanley	4,000,000	Receive	3-Month USD-LIBOR	4.356	Semi-Annually	5/25/12	5/25/41	(1,298,756)
								$(2,263,144)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(9)	Borrowings as a percentage of Total Investments is 11.8%.
(10)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(11)	Other Assets Less Liabilities include the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.
(12)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	81

Nuveen Municipal High Income Opportunity Fund 2
NMD	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 113.0% (100.0% of Total Investments)
	Alabama – 1.5% (1.4% of Total Investments)
$2,290	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%, 11/15/20	11/15 at 100.00	Baa2	$2,379,768
1,000	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	1,010,000
3,290	Total Alabama			3,389,768
	Arizona – 5.7% (5.0% of Total Investments)
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	1,019,000
70	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	71,827
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	538,140
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	1,045,270
825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	811,742
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	2,300,016
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,037,250
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.500%, 12/01/37	No Opt. Call	B	969,260
3,825	5.000%, 12/01/37	No Opt. Call	A–	3,886,009
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	963,830
12,795	Total Arizona			12,642,344
	California – 19.0% (16.8% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 16.847%, 4/01/16 (IF)	No Opt. Call	AA	1,945,457
2,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	1,991,500
1,875	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 19.272%, 11/15/40 (IF)	11/21 at 100.00	AA–	2,987,625
565	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008B, 5.000%, 2/01/28 (Alternative Minimum Tax)	8/17 at 100.00	BBB	547,293
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,021,990
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	Baa1	1,168,340
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	1,880,944
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	551,751
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,039,790
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	589,075
1,825	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	1,849,565

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$500	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 5.000%, 4/01/31 – BHAC Insured	4/17 at 100.00	AA+	$547,635
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,150,840
	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A:
2,000	5.000%, 12/15/37	12/17 at 100.00	A	2,016,460
1,945	6.500%, 12/15/47	12/17 at 100.00	N/R	1,952,060
1,370	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	967,974
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	977,920
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
1,500	16.851%, 6/01/29 – AMBAC Insured (IF) (4)	6/12 at 100.00	A2	1,503,900
250	16.851%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	262,350
500	16.831%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	522,950
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,500	5.000%, 6/01/33	6/17 at 100.00	BB–	3,552,795
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	824,040
2,500	5.125%, 6/01/47	6/17 at 100.00	BB–	1,859,525
1,000	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	656,520
1,000	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,006,190
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 18.599%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	1,086,224
700	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.235%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	946,064
1,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	N/R	1,000,850
500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A, 7.500%, 8/01/41	8/21 at 100.00	BBB+	573,265
625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	674,438
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780-1, 17.535%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	Aa2	3,613,700
40,295	Total California			42,269,030
	Colorado – 8.9% (7.9% of Total Investments)
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,141,005
1,975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,864,657
1,950	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,913,555
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 18.721%, 1/01/18 (IF) (4)	No Opt. Call	AA	1,088,580
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	1,016,290

Nuveen Investments	83

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
$993	0.000%, 4/21/14 (Alternative Minimum Tax) (5), (7)	No Opt. Call	N/R	$99,300
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	4,062,184
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.400%, 12/01/27	12/17 at 100.00	N/R	830,650
1,070	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,129,385
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	4,281
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	489,385
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,033,740
1,700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	2,110,125
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
500	6.500%, 1/15/30	7/20 at 100.00	Baa3	581,940
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,097,240
2,000	Stoneridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	502,780
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	838,692
22,803	Total Colorado			19,803,789
	Connecticut – 0.7% (0.7% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,115,620
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	520,115
1,500	Total Connecticut			1,635,735
	District of Columbia – 1.7% (1.5% of Total Investments)
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006, 22.823%, 10/01/37 (IF) (4)	4/21 at 100.00	A–	3,678,900
	Florida – 9.1% (8.0% of Total Investments)
945	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	800,689
985	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	1,011,772
975	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,020,552
430	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	452,708
2,000	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/12 at 100.00	BBB	2,000,260
1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/12 at 100.00	BB+	1,003,610
2,275	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,246,813
1,065	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	952,866
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	952,006

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	$1,020,000
480	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	413,069
1,315	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,354,108
2,720	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,292,661
5,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	2,496,605
	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
445	6.000%, 5/01/23	5/13 at 101.00	N/R	443,514
1,750	6.125%, 5/01/35	5/13 at 101.00	N/R	1,706,828
24,200	Total Florida			20,168,061
	Georgia – 1.7% (1.5% of Total Investments)
990	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	1,113,879
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	1,457,213
1,170	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	1,263,694
3,410	Total Georgia			3,834,786
	Illinois – 12.8% (11.3% of Total Investments)
1,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB	1,084,820
1,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,251,378
1,100	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	1,071,334
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,024,600
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,322,921
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	521,650
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	502,000
1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 19.943%, 11/15/37 (IF) (4)	11/17 at 100.00	A	1,635,900
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,407,870
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,819,755
2,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,216,280
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	550,310
2,000	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (6)	6/14 at 100.00	Ca	1,720,000
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	A–	513,140
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A+	210,712
Nuveen Investments	85

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	$1,324,980
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	CCC	187,120
175	5.250%, 1/01/36	1/16 at 100.00	CCC	116,009
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	909,424
	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007:
1,170	6.200%, 6/01/17	No Opt. Call	N/R	1,211,921
3,020	6.625%, 6/01/37	6/17 at 103.00	N/R	3,094,654
975	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	997,250
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	800,963
27,945	Total Illinois			28,494,991
	Indiana – 3.7% (3.3% of Total Investments)
4,100	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa2	4,203,484
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.700%, 4/15/17 (IF)	No Opt. Call	Aa3	2,047,850
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	250,410
1,800	5.800%, 9/01/47	9/17 at 100.00	N/R	1,804,914
7,400	Total Indiana			8,306,658
	Kentucky – 0.5% (0.5% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
500	6.000%, 6/01/30	6/20 at 100.00	BBB+	566,090
500	6.500%, 3/01/45	6/20 at 100.00	BBB+	576,470
1,000	Total Kentucky			1,142,560
	Louisiana – 3.6% (3.1% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	1,031,290
500	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	562,675
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	3,860,570
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	1,886,960
555	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	557,231
9,555	Total Louisiana			7,898,726
	Maryland – 0.5% (0.4% of Total Investments)
375	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	356,963
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	657,960
1,375	Total Maryland			1,014,923

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.0% (0.0% of Total Investments)
$90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$67,827
	Michigan – 1.3% (1.2% of Total Investments)
1,750	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,656,288
960	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	877,354
500	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/35	11/15 at 100.00	BB+	418,640
3,210	Total Michigan			2,952,282
	Minnesota – 1.4% (1.2% of Total Investments)
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BBB–	3,050,490
	Mississippi – 0.3% (0.3% of Total Investments)
975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	N/R	762,489
	Missouri – 3.0% (2.6% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,088,840
1,000	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	1,045,000
990	Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	3/14 at 102.00	N/R	750,994
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	974,776
1,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,020,140
1,868	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/12 at 100.00	N/R	1,702,028
6,958	Total Missouri			6,581,778
	Nevada – 1.9% (1.7% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 17.465%, 6/01/16 (IF)	No Opt. Call	AA+	3,318,400
950	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.500%, 6/15/20	6/18 at 100.00	B2	959,918
3,450	Total Nevada			4,278,318
	New Jersey – 3.4% (3.0% of Total Investments)
2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/19 (Alternative Minimum Tax)	9/12 at 100.00	B	2,004,860
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	1,003,780
3,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	3,364,800
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	1,160,750
7,200	Total New Jersey			7,534,190

Nuveen Investments	87

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.7% (0.6% of Total Investments)
$485	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	$491,266
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,009,458
1,450	Total New Mexico			1,500,724
	New York – 3.0% (2.7% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,014,450
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,015,710
1,000	8.000%, 8/01/28	8/16 at 101.00	N/R	1,021,970
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	254,750
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,018,440
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	974,514
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
250	17.831%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	317,440
625	17.831%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	793,600
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	294,516
7,670	Total New York			6,705,390
	North Carolina – 1.8% (1.6% of Total Investments)
1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,834,385
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,092,100
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,085,910
3,970	Total North Carolina			4,012,395
	Ohio – 1.9% (1.7% of Total Investments)
500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	BB	390,190
1,700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB+	1,876,817
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 19.852%, 1/01/17 (IF)	No Opt. Call	Aa2	1,769,600
2,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (6)	7/17 at 102.00	N/R	280,140
5,450	Total Ohio			4,316,747
	Oklahoma – 0.7% (0.6% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,035,870
45	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/12 at 100.00	N/R	40,603
500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	460,610
1,545	Total Oklahoma			1,537,083

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.4% (2.1% of Total Investments)
$500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	$548,290
1,010	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,008,637
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.296%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	257,239
2,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/12 at 100.00	B–	1,887,849
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 15.764%, 10/01/29 (IF) (4)	4/19 at 100.00	AA+	1,184,160
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	423,752
5,205	Total Pennsylvania			5,309,927
	Puerto Rico – 0.0% (0.0% of Total Investments)
20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (6)	6/12 at 100.00	N/R	10,731
	South Carolina – 1.1% (1.0% of Total Investments)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (6)	No Opt. Call	N/R	1,743,090
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	735,006
4,102	Total South Carolina			2,478,096
	Tennessee – 1.2% (1.0% of Total Investments)
500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	572,285
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	29,985
1,000	5.500%, 11/01/46 (6)	11/17 at 100.00	B–	19,990
1,824	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	1,943,399
4,824	Total Tennessee			2,565,659
	Texas – 6.9% (6.1% of Total Investments)
1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax) (6)	6/12 at 100.00	N/R	536,800
250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	276,655
2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–	2,404,647
10	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (6)	11/12 at 100.00	N/R	4,262
2,955	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,972,996
970	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	980,146
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,297,508
335	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	362,075

Nuveen Investments	89

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
April 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CC	$250,740
250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	296,050
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,149,680
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,169,940
955	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	971,789
2,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.750%, 8/15/38 – AMBAC Insured	8/12 at 100.00	BBB+	2,021,080
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	622,182
16,705	Total Texas			15,316,550
	Utah – 3.2% (2.9% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
500	6.250%, 6/15/28	6/17 at 100.00	N/R	491,000
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,389,660
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,298,585
7,480	Total Utah			7,179,245
	Virginia – 1.4% (1.2% of Total Investments)
3,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	2,059,109
1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,078,900
4,000	Total Virginia			3,138,009
	Washington – 6.0% (5.3% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.767%, 6/01/34 (IF) (4)	6/19 at 100.00	AA	3,524,837
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,032,387
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	6,866,649
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	15,675
13,030	Total Washington			13,439,548
	West Virginia – 0.2% (0.2% of Total Investments)
400	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	416,739
	Wisconsin – 1.8% (1.6% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	33,452
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	930,439

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.615%, 4/01/17 (IF) (4)	No Opt. Call	AA–	$1,353,680
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2187, 14.289%, 8/15/34 (IF)	8/16 at 100.00	A–	1,717,260
3,530	Total Wisconsin			4,034,831
$262,332	Total Municipal Bonds (cost $240,814,097)			251,469,319

Shares	Description (1)	Value
	Promissory Note – 0.0% (0.0% of Total Investments)
217,841	Confluence Energy, LLC (5), (7), (8)	$76,244
	Total Promissory Note (cost $76,244)	76,244
	Total Investments (cost $240,890,341) – 113.0%	251,545,563
	Borrowings – (15.7)% (9), (10)	(35,000,000)
	Other Assets Less Liabilities – 2.7% (11)	5,970,021
	Net Assets Applicable to Common Shares – 100%	$222,515,584

Investments in Derivatives at April 30, 2012:

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$35,000,000	Receive	1-Month USD-LIBOR	1.333%	Monthly	4/25/11	4/25/14	$(675,072)
Morgan Stanley	7,000,000	Receive	3-Month USD-LIBOR	2.788%	Semi-Annually	1/16/13	1/16/41	148,403
								$(526,669)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)
Promissory Note entered into as part of the acquisition of competing creditor interests and claims in connection with the restructuring of Colorado State Housing and Finance Authority Revenue - Confluence Energy LLC Revenue Bonds, 6.20% coupon, maturity 4/1/2016, and the recapitalization of the bonds’ issuer.

(9)	Borrowings as a percentage of Total Investments is 13.9%.
(10)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(11)	Other Assets Less Liabilities include the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.
(12)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Assets & Liabilities
April 30, 2012 (Unaudited)

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Assets
Investments, at value (cost $778,090,073, $715,782,351 and $1,184,006,461, respectively)	$849,531,799		$758,138,651		$1,270,233,888
Cash	1,130,451		7,473,666		7,992,704
Unrealized appreciation on swaps	—		—		—
Receivables:
Interest	12,313,733		10,185,397		17,224,823
Investments sold	4,495,000		19,139,649		11,045,500
Deferred offering costs	1,099,743		1,271,029		1,432,111
Other assets	284,823		315,962		580,428
Total assets	868,855,549		796,524,354		1,308,509,454
Liabilities
Borrowings	—		—		—
Floating rate obligations	76,992,000		7,495,000		57,830,000
Unrealized depreciation on swaps	—		—		—
Payables:
Common share dividends	2,708,317		2,674,917		3,918,813
Investments purchased	1,293,975		4,871,108		10,612,330
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	211,800,000		252,500,000		388,400,000
Accrued expenses:
Interest on borrowings	—		—		—
Management fees	428,349		395,361		626,769
Offering costs	—		—		776,910
Shelf offering costs	—		—		—
Other	175,157		268,223		416,532
Total liabilities	293,397,798		268,204,609		462,581,354
Net assets applicable to Common shares	$575,457,751		$528,319,745		$845,928,100
Common shares outstanding	35,907,599		34,430,667		54,366,717
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.03		$15.34		$15.56
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$359,076		$344,307		$543,667
Paid-in surplus	500,737,404		479,717,212		757,204,644
Undistributed (Over-distribution of) net investment income	9,208,502		6,448,372		11,722,533
Accumulated net realized gain (loss)	(6,288,957)		(546,446)		(9,770,171)
Net unrealized appreciation (depreciation)	71,441,726		42,356,300		86,227,427
Net assets applicable to Common shares	$575,457,751		$528,319,745		$845,928,100
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

92	Nuveen Investments

	Premier		High Income		High Income
	Income		Opportunity		Opportunity 2
	(NPF	)	(NMZ	)	(NMD	)
Assets
Investments, at value (cost $432,397,804, $401,246,330 and $240,890,341, respectively)	$464,538,110		$424,840,682		$251,545,563
Cash	1,951,926		1,008,665		365,623
Unrealized appreciation on swaps	—		—		148,403
Receivables:
Interest	6,669,666		10,530,004		6,346,197
Investments sold	1,000,000		1,167,494		1,398,481
Deferred offering costs	807,408		81,352		16,803
Other assets	167,568		63,949		8,750
Total assets	475,134,678		437,692,146		259,829,820
Liabilities
Borrowings	—		50,000,000		35,000,000
Floating rate obligations	42,295,000		18,170,000		—
Unrealized depreciation on swaps	—		2,263,144		675,072
Payables:
Common share dividends	1,411,991		2,016,535		1,130,798
Investments purchased	—		1,335,285		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	127,700,000		—		—
Accrued expenses:
Interest on borrowings	—		40,262		34,342
Management fees	233,064		295,764		197,565
Offering costs	87,583		—		—
Shelf offering costs	—		69,350		43,065
Other	160,014		378,448		233,394
Total liabilities	171,887,652		74,568,788		37,314,236
Net assets applicable to Common shares	$303,247,026		$363,123,358		$222,515,584
Common shares outstanding	19,888,518		28,480,745		18,028,819
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.25		$12.75		$12.34
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$198,885		$284,807		$180,288
Paid-in surplus	276,683,169		390,969,880		251,017,046
Undistributed (Over-distribution of) net investment income	4,157,932		1,003,837		715,880
Accumulated net realized gain (loss)	(9,933,266)		(50,466,374)		(39,526,183)
Net unrealized appreciation (depreciation)	32,140,306		21,331,208		10,128,553
Net assets applicable to Common shares	$303,247,026		$363,123,358		$222,515,584
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
Preferred	1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Operations
Six Months Ended April 30, 2012 (Unaudited)

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Investment Income	$21,622,529	$20,270,476	$31,975,350
Expenses
Management fees	2,572,055	2,367,841	3,749,081
Dividend disbursing agent fees	1,249	17,966	—
Shareholders’ servicing agent fees and expenses	20,004	17,935	28,823
Interest expense and amortization of offering costs	515,535	413,180	714,036
Fees on VRDP Shares	1,197,653	1,427,797	2,693,195
Custodian’s fees and expenses	62,198	57,839	86,798
Directors’/Trustees’ fees and expenses	9,827	9,733	15,265
Professional fees	37,928	27,677	31,442
Shareholders’ reports – printing and mailing expenses	87,588	91,157	141,965
Stock exchange listing fees	5,754	5,765	8,787
Investor relations expense	26,883	26,570	42,652
Other expenses	29,561	27,687	32,577
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	4,566,235	4,491,147	7,544,621
Custodian fee credit	(1,308)	(3,962)	(4,929)
Expense reimbursement	—	—	—
Legal fee refund	(79,282)	(20,531)	(33,822)
Net expenses	4,485,645	4,466,654	7,505,870
Net investment income (loss)	17,136,884	15,803,822	24,469,480
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,087,470)	(561,951)	(434,810)
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	45,191,481	40,727,939	68,423,900
Swaps	—	—	—
Net realized and unrealized gain (loss)	40,104,011	40,165,988	67,989,090
Net increase (decrease) in net assets applicable to Common shares from operations	$57,240,895	$55,969,810	$92,458,570

See accompanying notes to financial statements.

94	Nuveen Investments

	Premier		High Income	High Income
	Income		Opportunity	Opportunity 2
	(NPF	)	(NMZ )	(NMD )
Investment Income	$10,993,333		$15,842,682	$9,789,491
Expenses
Management fees	1,406,545		1,717,871	1,164,848
Dividend disbursing agent fees	30,459		35,014	—
Shareholders’ servicing agent fees and expenses	10,962		1,543	739
Interest expense and amortization of offering costs	302,876		379,660	234,738
Fees on VRDP Shares	722,098		—	—
Custodian’s fees and expenses	36,118		38,191	26,666
Directors’/Trustees’ fees and expenses	5,491		5,088	3,237
Professional fees	21,955		197,269	65,171
Shareholders’ reports – printing and mailing expenses	58,795		91,445	72,985
Stock exchange listing fees	4,284		1,838	4,284
Investor relations expense	15,302		16,784	9,506
Other expenses	23,091		11,365	6,818
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	2,637,976		2,496,068	1,588,992
Custodian fee credit	(1,060)		(571)	(294)
Expense reimbursement	—		(30,160)	—
Legal fee refund	—		—	(12,635)
Net expenses	2,636,916		2,465,337	1,576,063
Net investment income (loss)	8,356,417		13,377,345	8,213,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,172,936		(727,422)	403,334
Swaps	—		(267,156)	(1,874,009)
Change in net unrealized appreciation (depreciation) of:
Investments	11,612,129		33,440,847	19,948,677
Swaps	—		(138,483)	1,466,257
Net realized and unrealized gain (loss)	16,785,065		32,307,786	19,944,259
Net increase (decrease) in net assets applicable to Common shares from operations	$25,141,482		$45,685,131	$28,157,687

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Changes in Net Assets (Unaudited)

	Investment Quality (NQM)		Select Quality (NQS)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$17,136,884	$35,922,227	$15,803,822	$35,552,096
Net realized gain (loss) from:
Investments	(5,087,470)	714,102	(561,951)	3,535,741
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	45,191,481	(8,504,182)	40,727,939	(17,285,740)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(492,570)	—	(547,198)
From accumulated net realized gains	—	—	—	(50,852)
Net increase (decrease) in net assets applicable to Common shares from operations	57,240,895	27,639,577	55,969,810	21,204,047
Distributions to Common Shareholders
From net investment income	(18,087,097)	(34,702,658)	(17,748,928)	(35,622,035)
From accumulated net realized gains	—	—	(2,608,829)	(2,776,673)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(18,087,097)	(34,702,658)	(20,357,757)	(38,398,708)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds issued to shareholders due to reinvestment of distributions	784,944	—	1,255,182	2,410,413
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	784,944	—	1,255,182	2,410,413
Net increase (decrease) in net assets applicable to Common shares	39,938,742	(7,063,081)	36,867,235	(14,784,248)
Net assets applicable to Common shares at the beginning of period	535,519,009	542,582,090	491,452,510	506,236,758
Net assets applicable to Common shares at the end of period	$575,457,751	$535,519,009	$528,319,745	$491,452,510
Undistributed (Over-distribution of) net investment income at the end of period	$9,208,502	$10,158,715	$6,448,372	$8,393,478

See accompanying notes to financial statements.

96	Nuveen Investments

	Quality Income (NQU)		Premier Income (NPF)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$24,469,480	$50,843,479	$8,356,417	$18,663,756
Net realized gain (loss) from:
Investments	(434,810)	3,765,383	5,172,936	(307,094)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	68,423,900	(27,770,509)	11,612,129	(5,239,224)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(361,048)	—	(291,522)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	92,458,570	26,477,305	25,141,482	12,825,916
Distributions to Common Shareholders
From net investment income	(25,769,826)	(51,519,713)	(9,367,493)	(17,780,337)
From accumulated net realized gains	(1,821,285)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(27,591,111)	(51,519,713)	(9,367,493)	(17,780,337)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds issued to shareholders due to reinvestment of distributions	—	1,118,232	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	1,118,232	—	—
Net increase (decrease) in net assets applicable to Common shares	64,867,459	(23,924,176)	15,773,989	(4,954,421)
Net assets applicable to Common shares at the beginning of period	781,060,641	804,984,817	287,473,037	292,427,458
Net assets applicable to Common shares at the end of period	$845,928,100	$781,060,641	$303,247,026	$287,473,037
Undistributed (Over-distribution of) net investment income at the end of period	$11,722,533	$13,022,879	$4,157,932	$5,169,008

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of
Changes in Net Assets (Unaudited) (continued)

	High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$13,377,345	$26,278,161	$8,213,428	$15,412,305
Net realized gain (loss) from:
Investments	(727,422)	2,246,427	403,334	(12,101)
Futures contracts	—	—	—	288,859
Swaps	(267,156)	(1,050,533)	(1,874,009)	(1,206,353)
Change in net unrealized appreciation (depreciation) of:
Investments	33,440,847	(13,973,562)	19,948,677	(11,295,422)
Futures contracts	—	—	—	(137,711)
Swaps	(138,483)	(925,269)	1,466,257	(427,646)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(234,848)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	45,685,131	12,340,376	28,157,687	2,621,931
Distributions to Common Shareholders
From net investment income	(13,021,170)	(26,440,461)	(7,115,232)	(15,416,043)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,021,170)	(26,440,461)	(7,115,232)	(15,416,043)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	7,006,055	12,084,719	1,836,889	4,923,964
Net proceeds issued to shareholders due to reinvestment of distributions	363,084	655,672	211,115	956,366
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	7,369,139	12,740,391	2,048,004	5,880,330
Net increase (decrease) in net assets applicable to Common shares	40,033,100	(1,359,694)	23,090,459	(6,913,782)
Net assets applicable to Common shares at the beginning of period	323,090,258	324,449,952	199,425,125	206,338,907
Net assets applicable to Common shares at the end of period	$363,123,358	$323,090,258	$222,515,584	$199,425,125
Undistributed (Over-distribution of) net investment income at the end of period	$1,003,837	$647,662	$715,880	$(382,316)

See accompanying notes to financial statements.

98	Nuveen Investments

Statement of
Cash Flows
Six Months Ended April 30, 2012
(Unaudited)

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$57,240,895	$55,969,810	$92,458,570
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(37,899,006)	(73,973,048)	(98,518,259)
Proceeds from sales and maturities of investments	44,135,083	81,593,262	98,848,982
Proceeds from (Payments for) swap contracts, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(540,285)	(3,409,197)	(4,776,263)
(Increase) Decrease in:
Receivable for interest	366,578	265,644	669,536
Receivable for investments sold	(4,485,000)	6,197,721	11,074,084
Other assets	(2,890)	3,264	(18,590)
Increase (Decrease) in:
Payable for investments purchased	(1,149,475)	236,015	4,847,845
Accrued interest on borrowings	—	—	—
Accrued management fees	(410)	100	1,293
Accrued other expenses	11,372	8,555	22,003
Net realized (gain) loss from:
Investments	5,087,470	561,951	434,810
Swaps	—	—	—
Net unrealized (appreciation) depreciation of:
Investments	(45,191,481)	(40,727,939)	(68,423,900)
Swaps	—	—	—
Taxes paid on undistributed capital gains	(321)	(37,714)	(26,608)
Net cash provided by (used in) operating activities	17,572,530	26,688,424	36,593,503
Cash Flows from Financing Activities:
(Increase) Decrease deferred offering costs	(27,653)	(80,910)	24,961
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	—	(5,115,000)	(3,580,000)
Accrued offering costs	(291,858)	(209,612)	(499,532)
Accrued shelf offering costs	—	—	—
Cash distributions paid to Common shareholders	(17,282,144)	(19,082,881)	(27,581,124)
Proceeds from shelf offering, net of offering costs	—	—	—
Net cash provided by (used in) financing activities	(17,601,655)	(24,488,403)	(31,635,695)
Net Increase (Decrease) in Cash	(29,125)	2,200,021	4,957,808
Cash at the beginning of period	1,159,576	5,273,645	3,034,896
Cash at the End of Period	$1,130,451	$7,473,666	$7,992,704

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $784,944 and $1,255,182 for Investment Quality (NQM) and Select Quality (NQS), respectively.

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Cash paid for interest (excluding amortization of offering costs)	$497,426		$393,078		$689,075

See accompanying notes to financial statements

Nuveen Investments	99

Statement of
Cash Flows (Unaudited) (continued)

	Premier	High Income	High Income
	Income	Opportunity	Opportunity 2
	(NPF )	(NMZ )	(NMD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$25,141,482	$45,685,131	$28,157,687
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(57,644,193)	(33,115,330)	(9,909,753)
Proceeds from sales and maturities of investments	61,600,841	26,084,477	10,005,233
Proceeds from (Payments for) swap contracts, net	—	(267,156)	(1,874,009)
Amortization (Accretion) of premiums and discounts, net	(1,828,745)	(26,830)	43,727
(Increase) Decrease in:
Receivable for interest	(25,288)	66,660	93,796
Receivable for investments sold	(895,000)	(470,083)	(988,481)
Other assets	9,052	39,221	(6,018)
Increase (Decrease) in:
Payable for investments purchased	(2,854,472)	945,441	(389,844)
Accrued interest on borrowings	—	(6,748)	3,475
Accrued management fees	(2,895)	48,679	5,718
Accrued other expenses	1,691	109,188	41,922
Net realized (gain) loss from:
Investments	(5,172,936)	727,422	(403,334)
Swaps	—	267,156	1,874,009
Net unrealized (appreciation) depreciation of:
Investments	(11,612,129)	(33,440,847)	(19,948,677)
Swaps	—	138,483	(1,466,257)
Taxes paid on undistributed capital gains	(230)	(841)	(13)
Net cash provided by (used in) operating activities	6,717,178	6,784,023	5,239,181
Cash Flows from Financing Activities:
(Increase) Decrease deferred offering costs	13,872	(37,705)	24,864
Increase (Decrease) in:
Cash overdraft	—	(209,241)	—
Floating rate obligations	(2,475,000)	—	—
Accrued offering costs	(198,632)	—	—
Accrued shelf offering costs	—	69,350	—
Cash distributions paid to Common shareholders	(9,357,831)	(12,603,817)	(6,883,962)
Proceeds from shelf offering, net of offering costs	—	7,006,055	1,836,889
Net cash provided by (used in) financing activities	(12,017,591)	(5,775,358)	(5,022,209)
Net Increase (Decrease) in Cash	(5,300,413)	1,008,665	216,972
Cash at the beginning of period	7,252,339	—	148,651
Cash at the End of Period	$1,951,926	$1,008,665	$365,623

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $363,084 and $211,115 for High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively.

	Premier		High Income		High Income
	Income		Opportunity		Opportunity 2
	(NPF	)	(NMZ	)	(NMD	)
Cash paid for interest (excluding amortization of offering costs)	$289,004		$328,488		$428,897

See accompanying notes to financial statements.

100	Nuveen Investments

Financial
Highlights (Unaudited)

Nuveen Investments	101

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2012(f)	$14.93	$.48	$1.12	$—	$—		$1.60	$(.50)	$—	$(.50)	$—	$16.03	$15.91
2011	15.13	1.00	(.22)	(.01)	—		.77	(.97)	—	(.97)	—	14.93	14.57
2010	14.26	1.04	.76	(.02)	—		1.78	(.91)	—	(.91)	—	15.13	14.95
2009	12.18	1.02	1.91	(.04)	(.01)		2.88	(.77)	(.03)	(.80)	—	14.26	13.13
2008	15.03	1.01	(2.80)	(.29)	—		(2.08)	(.77)	—	(.77)	—	12.18	10.64
2007	15.71	1.02	(.60)	(.30)	—		.12	(.80)	—	(.80)	—	15.03	13.88

Select Quality (NQS)
Year Ended 10/31:
2012(f)	14.31	.46	1.17	—	—		1.63	(.52)	(.08)	(.60)	—	15.34	15.64
2011	14.82	1.03	(.40)	(.02)	—	*	.61	(1.04)	(.08)	(1.12)	—	14.31	14.62
2010	14.14	1.12	.61	(.03)	—	*	1.70	(1.00)	(.02)	(1.02)	—	14.82	15.35
2009	12.01	1.12	1.92	(.06)	—		2.98	(.85)	—	(.85)	—	14.14	13.77
2008	15.05	1.08	(3.02)	(.30)	—		(2.24)	(.80)	—	(.80)	—	12.01	10.99
2007	15.62	1.07	(.52)	(.29)	—		.26	(.83)	—	(.83)	—	15.05	15.00

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

102	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

12.76%	10.86%	$575,458	1.64	%**	6.12	%**	5%
4.45	5.58	535,519	1.50		7.03		12
21.33	12.85	542,582	1.24		7.08		14
31.77	24.35	510,910	1.34		7.66		8
(18.72)	(14.43)	436,370	1.46		7.07		9
(6.17)	.82	538,266	1.35		6.67		11

11.27	11.52	528,320	1.76	**	6.19	**	10
3.35	4.82	491,453	1.53		7.61		13
19.50	12.38	506,237	1.16		7.77		20
34.19	25.67	481,233	1.29		8.66		8
(22.19)	(15.50)	408,541	1.27		7.54		10
2.31	1.70	511,670	1.21		6.95		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2012(f)	.61	%**
2011	.40
2010	.12
2009	.17
2008	.26
2007	.16

Select Quality (NQS)
Year Ended 10/31:
2012(f)	.72	%**
2011	.42
2010	.03
2009	.04
2008	.05
2007	.03

(f)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.
.
Nuveen Investments	103

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2012(f)	$14.37	$.45	$1.24	$—	$—		$1.69	$(.47)	$(.03)	$(.50)	$—		$15.56	$15.28
2011	14.83	.93	(.43)	(.01)	—		.49	(.95)	—	(.95)	—		14.37	13.90
2010	14.29	1.04	.45	(.03)	—		1.46	(.92)	—	(.92)	—		14.83	14.79
2009	12.68	1.05	1.42	(.06)	—		2.41	(.80)	—	(.80)	—		14.29	13.26
2008	14.94	1.03	(2.26)	(.30)	—		(1.53)	(.73)	—	(.73)	—		12.68	11.67
2007	15.49	1.01	(.51)	(.30)	—		.20	(.75)	—	(.75)	—		14.94	13.64

Premier Income (NPF)
Year Ended 10/31:
2012(f)	14.45	.42	.85	—	—		1.27	(.47)	—	(.47)	—		15.25	14.93
2011	14.70	.94	(.29)	(.01)	—		.64	(.89)	—	(.89)	—		14.45	13.91
2010	13.86	.98	.74	(.03)	—		1.69	(.85)	—	(.85)	—		14.70	14.36
2009	11.68	.96	2.00	(.05)	—		2.91	(.73)	—	(.73)	—	*	13.86	12.40
2008	14.79	.94	(3.09)	(.28)	—		(2.43)	(.68)	—	(.68)	—	*	11.68	10.07
2007	15.39	.95	(.59)	(.29)	—		.07	(.67)	—	(.67)	—	*	14.79	13.30

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

104	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

13.72%	11.97%	$845,928	1.85	%**	6.00	%**	8%
.79	3.79	781,061	1.92		6.80		16
18.94	10.56	804,985	1.18		7.16		17
21.10	19.58	774,982	1.28		7.80		8
(9.55)	(10.67)	687,593	1.38		7.15		9
(2.54)	1.31	810,086	1.38		6.65		5

10.78	8.88	303,247	1.78	**	5.64	**	13
3.59	4.65	287,473	1.55		6.74		10
23.21	12.65	292,427	1.29		6.80		4
31.11	25.53	275,671	1.43		7.47		7
(19.97)	(17.03)	232,517	1.78		6.74		7
2.28	.48	294,378	1.84		6.30		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Quality Income (NQU)
Year Ended 10/31:
2012(f)	.84	%**
2011	.85
2010	.06
2009	.08
2008	.19
2007	.21

Premier Income (NPF)
Year Ended 10/31:
2012(f)	.69	%**
2011	.44
2010	.12
2009	.22
2008	.55
2007	.64

(f)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repur- chased and Retired	Premium from Common Shares Sold through Shelf Offering	Offering Costs and Auction Rate Preferred Share Under- writing Discounts		Ending Common Share Net Asset Value	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2012(g)	$11.59	$.47	$1.13	$—	$—		$1.60	$(.46)	$—		$(.46)	$—	$.02	$—		$12.75	$13.09
2011	12.13	.96	(.57)	(.01)	—		.38	(.96)	—		(.96)	—	.04	—	*	11.59	11.75
2010	11.18	1.04	.89	(.01)	—		1.92	(1.01)	—		(1.01)	—	.04	—	*	12.13	12.95
2009	9.63	1.06	1.48	(.04)	—		2.50	(1.04)	—		(1.04)	—	.09	—	*	11.18	11.92
2008	15.36	1.29	(5.71)	(.23)	(.02)		(4.67)	(.98)	(.09)		(1.07)	—	.01	—	*	9.63	11.02
2007	16.00	1.23	(.66)	(.24)	—	*	.33	(.98)	—	*	(.98)	—	.01	—		15.36	15.82

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012(g)	11.17	.46	1.10	—	—		1.56	(.40)	—		(.40)	—	.01	—		12.34	12.19
2011	11.92	.87	(.78)	—	—		.09	(.87)	—		(.87)	—	.03	—	*	11.17	11.00
2010	10.88	.91	1.04	—	—		1.95	(.96)	—		(.96)	—	.07	(.02)		11.92	12.59
2009	9.13	.92	1.79	—	—		2.71	(.96)	—		(.96)	—	—	—		10.88	11.39
2008(f)	14.33	.89	(5.27)	—	—		(4.38)	(.79)	—		(.79)	—	—	(.03)		9.13	10.04

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

106	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

15.67%	14.24%	$363,123	1.46	%**	7.83	%**	1.45	%**	7.85	%**	6%
(1.22)	4.24	323,090	1.52		8.55		1.40		8.66		32
17.90	18.18	324,450	1.22		8.66		1.00		8.88		7
20.00	30.90	288,963	1.53		10.88		1.17		11.24		28
(24.77)	(32.63)	230,123	1.56		8.95		1.08		9.43		23
(2.68)	2.14	361,484	1.50		7.31		1.05		7.76		12

14.61	14.25	222,516	1.52	**	7.85	**	N/A		N/A		4
(5.26)	1.55	199,425	1.61		8.04		N/A		N/A		17
20.03	19.12	206,339	1.50		7.95		N/A		N/A		19
25.45	32.43	174,353	1.50		10.07		N/A		N/A		45
(28.82)	(32.15)	144,745	1.19	**	6.69	**	.82	**	7.06	**	22

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or Borrowings, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable. As of November 30, 2011 and August 31, 2008, the Adviser is no longer reimbursing High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, and/or the effect of the interest expense and fees paid on borrowings, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities Footnote 8 – Borrowing Arrangements, respectively, as follows:

High Income Opportunity (NMZ)
Year Ended 10/31:
2012(g)	.22	%**
2011	.15
2010	.01
2009	.03
2008	.20
2007	.22

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012(g)	.22	%**
2011	.23
2010	.25
2009	.26
2008(f)	.30	**

(f)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.
(g)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial
Highlights (Unaudited) (continued)

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Investment Quality (NQM)
Year Ended 10/31:
2012(b)	$—	$—	$—	$211,800	$100,000	$371,699
2011	—	—	—	211,800	100,000	352,842
2010	210,700	25,000	89,379	—	—	—
2009	210,700	25,000	85,621	—	—	—
2008	229,450	25,000	72,545	—	—	—
2007	301,000	25,000	69,706	—	—	—

Select Quality (NQS)
Year Ended 10/31:
2012(b)	—	—	—	252,500	100,000	309,236
2011	—	—	—	252,500	100,000	294,635
2010	251,275	25,000	75,367	—	—	—
2009	251,275	25,000	72,879	—	—	—
2008	267,575	25,000	63,171	—	—	—
2007	279,000	25,000	70,849	—	—	—

Quality Income (NQU)
Year Ended 10/31:
2012(b)	—	—	—	388,400	100,000	317,798
2011	—	—	—	388,400	100,000	301,097
2010	386,875	25,000	77,018	—	—	—
2009	386,875	25,000	75,080	—	—	—
2008	416,375	25,000	66,284	—	—	—
2007	452,000	25,000	69,806	—	—	—

Premier Income (NPF)
Year Ended 10/31:
2012(b)	—	—	—	127,700	100,000	337,468
2011	—	—	—	127,700	100,000	325,116
2010	126,850	25,000	82,633	—	—	—
2009	126,850	25,000	79,330	—	—	—
2008	126,850	25,000	70,825	—	—	—
2007	165,000	25,000	69,603	—	—	—

See accompanying notes to financial statements.

108	Nuveen Investments

	ARPS at the End of Period			Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2012(b)	$—	$—	$—	$50,000	$8,262
2011	—	—	—	50,000	7,462
2010	95,000	25,000	110,382	—	—
2009	95,000	25,000	101,043	—	—
2008	155,000	25,000	62,117	—	—
2007	155,000	25,000	83,304	—	—

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012(b)	—	—	—	35,000	7,358
2011	—	—	—	35,000	6,698
2010	—	—	—	35,000	6,895
2009	—	—	—	35,000	5,982
2008(a)	—	—	—	40,000	4,619

(a)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.
(b)	For the six months ended April 30, 2012.

See accompanying notes to financial statements.

Nuveen Investments	109

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (each a “Fund” and collectively, the “Funds”). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange (“NYSE”) while Common shares of High Income Opportunity (NMZ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Promissory Notes and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated

110	Nuveen Investments

cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2012, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and High Income Opportunity (NMZ) had outstanding when- issued/delayed delivery purchase commitments of $1,293,975, $1,973,944, $10,612,330, and $1,335,285, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflect a refund of workout expenditures paid in a prior reporting period.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value. Although authorized, High Income Opportunity 2 (NMD) has not issued ARPS since its commencement of operations on November 17, 2007.

Common Shares Shelf Offering and Shelf Offering Costs
High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have filed registration statements with the Securities and Exchange Commission (“SEC”) through their ongoing shelf offerings, which became effective with the SEC on September 27, 2007 and October 30, 2010, respectively, authorizing the Funds to issue additional Common shares through a shelf offering. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (NAV) per Common share.

Nuveen Investments	111

Notes to
Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2012, and fiscal year ended October 31, 2011, High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) issued Common shares receiving offering proceeds, net of offering costs, as follows:

	High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Authorized shares	2,500,000	2,500,000	1,900,000	1,900,000
Common shares issued	578,875	1,068,324	156,107	458,754
Offering proceeds, net of offering costs	$7,006,055	$12,084,719	$1,836,889	$4,923,964

Costs incurred by High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) in connection with their shelf offerings are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period. Shelf offering costs incurred by the Funds are expensed as incurred.

During the six months ended April 30, 2012, Nuveen Securities, LLC, the Fund’s distributor and a wholly-owned subsidiary of Nuveen, received commissions of $37,320 and $3,711, related to the sale of Common shares as a result of High Income Opportunity’s (NMZ) and High Income Opportunity 2’s (NMD) shelf offerings, respectively.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) issued their VRDP Shares in a privately negotiated offering during May 2011, May 2011, December 2010 and May 2011, respectively. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s remaining outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Series	1		1		1		1
Shares outstanding	2,118		2,525		3,884		1,277
Maturity	May 1, 2041		May 1, 2041		December 1, 2040		May 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during six months ended April 30, 2012, were as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Average liquidation value outstanding	211,800,000		252,500,000		388,400,000		127,700,000
Annualized dividend rate	0.29%		0.29%		0.26%		0.29%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as a component of “Fees on VRDP Shares” on the Statement of Operations.

112	Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Maximum exposure to Recourse Trusts	$4,330,000		$18,750,000		$7,500,000		$4,955,000		$103,895,000		$78,500,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2012, were as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)
Average floating rate obligations outstanding	$76,992,000		$10,814,121		$60,780,549		$43,574,615		$18,170,000
Average annual interest rate and fees	0.51%		0.58%		0.62%		0.49%		0.57%

Swap Contracts
Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality), and is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of interest rate swap and forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Nuveen Investments	113

Notes to
Financial Statements (Unaudited) (continued)

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation on a swap contract is based on the notional amount and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment will increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Interest rate swap and forward interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Net unrealized appreciation (depreciation) of swaps.”

When an interest rate swap or forward interest rate swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Net realized gains and losses on swap contracts during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.”

During the six months ended April 30, 2012, High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) entered into swap contracts to reduce the duration of their portfolios. The average notional amount of swap contracts outstanding during the six months ended April 30, 2012, was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average notional amount of swap contracts outstanding*	$54,000,000		$41,666,667

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the six months ended April 30, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

114	Nuveen Investments

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) in connection with their offerings of VRDP Shares ($1,090,00, $1,210,000, $1,500,000 and $835,000, respectively) were recorded as a deferred charge, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Investment Quality (NQM)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$849,531,799	$—	$849,531,799

Select Quality (NQS)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$758,138,651	$—	$758,138,651

Nuveen Investments	115

Notes to
Financial Statements (Unaudited) (continued)

Quality Income (NQU)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$1,270,233,888	$—	$1,270,233,888

Premier Income (NPF)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$464,538,110	$—	$464,538,110

High Income Opportunity (NMZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$424,354,682	$486,000	$424,840,682
Derivatives:
Swaps*	—	(2,263,144)	—	(2,263,144)
Total	$—	$422,091,538	$486,000	$422,577,538

High Income Opportunity 2 (NMD)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$251,370,019	$99,300	$251,469,319
Promissory Note	—	—	76,244	76,244
Derivatives:
Swaps*	—	(526,669)	—	(526,669)
Total	$—	$250,843,350	$175,544	$251,018,894

*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Investment Quality (NQM )	Premier Income (NPF )	High Income Opportunity (NMZ )
	Level 3 Municipal Bonds	Level 3 Municipal Bonds	Level 3 Municipal Bonds
Balance at the beginning of period	$140,790	$29,640	$6,473,337
Gains (losses):
Net realized gains (losses)	—	—	(1,953,657)
Net change in unrealized appreciation (depreciation)	24,799	5,221	1,979,633
Purchases at cost	—	—	—
Sales at proceeds	(127,608)	(26,865)	(1,395,788)
Net discounts (premiums)	—	—	—
Transfers into	—	—	—
Transfers out of	(37,981)	(7,996)	(4,617,525)
Balance at the end of period	$—	$—	$486,000
Change in net in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$—	$—	$—

116	Nuveen Investments

	High Income Opportunity 2 (NMD) Level 3 Municipal Bonds	High Income Opportunity 2 (NMD) Level 3 Promissory Notes	High Income Opportunity 2 (NMD) Level 3 Total
Balance at the beginning of period	$6,360,854	$261,409	$6,622,263
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	2,019,469	(185,165)	1,834,304
Purchases at cost	—	—	—
Sales at proceeds	(258,675)	—	(258,675)
Net discounts (premiums)	—	—	—
Transfers into	—	—	—
Transfers (out of)	(8,022,348)	—	(8,022,348)
Balance at the end of period	$99,300	$76,244	$175,544
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$—	$(185,165)	$(185,165)

During the six months ended April 30, 2012, the Funds recognized no transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Income Opportunity (NMZ)

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation		Unrealized depreciation
		on swaps*	$—	on swaps*	$2,263,144

High Income Opportunity 2 (NMD)

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation		Unrealized depreciation
		on swaps*	$148,403	on swaps*	$675,072

*	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	117

Notes to
Financial Statements (Unaudited) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	High Income		High Income
	Opportunity		Opportunity 2
Net Realized Gain (Loss) from Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$(267,156)		$(1,874,009)

	High Income		High Income
	Opportunity		Opportunity 2
Change in Net Unrealized Appreciation (Depreciation) of Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$(138,483)		$1,466,257

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have not repurchased any of their outstanding Common shares.

Premier Income (NPF) did not repurchase any of its outstanding Common shares during the six months ended April 30, 2012 and fiscal year ended October 31, 2011.

Transactions in Common shares were as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Common shares:
Issued to shareholders due to reinvestment of distributions	50,340	—	84,706	176,531	—	83,558

	Premier Income (NPF)		High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Common shares:
Sold through shelf offering*	—	—	578,875	1,068,324	156,107	458,754
Issued to shareholders due to reinvestment of distributions	—	—	30,299	57,836	18,333	88,448
	—	—	609,174	1,126,160	174,440	547,202
Weighted average Common share:
Premium per shelf offering share sold*	—	—	4.09%	6.52%	1.62%	3.64%

*	High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) are the only Funds authorized to issue additional shares of their Common stock through a shelf offering.

Preferred Shares
Transactions in ARPS were as follows:

	Investment Quality (NQM)				Select Quality (NQS)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	1,750	$43,750,000	N/A	N/A	1,801	$45,025,000
Series T	N/A	N/A	1,750	43,750,000	N/A	N/A	1,801	45,025,000
Series W	N/A	N/A	1,749	43,725,000	N/A	N/A	2,522	63,050,000
Series TH	N/A	N/A	1,429	35,725,000	N/A	N/A	1,405	35,125,000
Series F	N/A	N/A	1,750	43,750,000	N/A	N/A	2,522	63,050,000
Total	N/A	N/A	8,428	$210,700,000	N/A	N/A	10,051	$251,275,000

118	Nuveen Investments

	Quality Income (NQU)				Premier Income (NPF)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	2,567	$64,175,000	N/A	N/A	769	$19,225,000
Series T	N/A	N/A	2,569	64,225,000	N/A	N/A	2,153	53,825,000
Series W	N/A	N/A	2,568	64,200,000	N/A	N/A	—	—
Series W2	N/A	N/A	1,780	44,500,000	N/A	N/A	—	—
Series TH	N/A	N/A	3,423	85,575,000	N/A	N/A	2,152	53,800,000
Series F	N/A	N/A	2,568	64,200,000	N/A	N/A	—	—
Total	N/A	N/A	15,475	$386,875,000	N/A	N/A	5,074	$126,850,000

	High Income Opportunity (NMZ)
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	1,826	$45,650,000
Series T	N/A	N/A	987	24,675,000
Series W	N/A	N/A	987	24,675,000
Total	N/A	N/A	3,800	$95,000,000

N/A – As of October 31, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

Transactions in VRDP Shares were as follows:

	Investment Quality (NQM)				Select Quality (NQS)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	2,118	$211,800,000	—	$—	2,525	$252,500,000

	Quality Income (NQU)				Premier Income (NPF)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	3,884	$388,400,000	—	$—	1,277	$127,700,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2012, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Purchases	$37,899,006		$73,973,048		$98,518,259		$57,644,193		$33,115,330		$9,909,753
Sales and maturities	44,135,083		81,593,262		98,848,982		61,600,841		26,084,477		10,005,233

Nuveen Investments	119

Notes to
Financial Statements (Unaudited) (continued)

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Cost of investments	$701,196,261		$707,503,613		$1,133,792,088		$396,227,280		$384,743,893		$243,353,410
Gross unrealized:
Appreciation	$83,836,448		$54,596,609		$100,558,179		$38,849,077		$52,518,479		$26,256,380
Depreciation	(12,391,901)		(11,457,280)		(21,941,225)		(12,832,961)		(30,591,644)		(18,064,227)
Net unrealized appreciation (depreciation) of investments	$71,444,547		$43,139,329		$78,616,954		$26,016,116		$21,926,835		$8,192,153

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ last tax year end, as follows:

	Investment Quality (NQM	)	Select Quality (NQS )	Quality Income (NQU )	Premier Income (NPF )	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Paid-in-surplus	$(17,369)		$(18,771)	$(34,071)	$(13,610)	$22,891		$45,865
Undistributed (Over-distribution of) net investment income	6,680		(35,047)	(209,525)	(3,907)	(508,095)		(283,229)
Accumulated net realized gain (loss)	10,689		53,818	243,596	17,517	485,204		237,364

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Undistributed net tax-exempt income *	$12,209,738		$10,541,759		$15,257,117		$6,179,190		$1,210,517		$99,171
Undistributed net ordinary income **	2,142		31,370		17,603		1,531		651,771		62,597
Undistributed net long-term capital gains	—		2,688,044		1,889,763		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Distributions from net tax-exempt income	$35,245,662		$36,310,157		$53,146,411		$18,162,277		$26,877,757		$15,625,171
Distributions from net ordinary income **	102,219		271,678		—		—		—		—
Distributions from net long-term capital gains	—		2,817,065		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

120	Nuveen Investments

At October 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Investment Quality (NQM	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Expiration:
October 31, 2016	$—		$3,248,618		$12,119,476		$4,564,842
October 31, 2017	166,678		4,764,079		34,412,364		28,536,506
October 31, 2018	—		—		209,148		541,658
October 31, 2019	—		76,136		—		1,153,591
Total	$166,678		$8,088,833		$46,740,988		$34,796,597

During the Funds’ last tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Investment Quality (NQM	)	Quality Income (NQU	)	High Income Opportunity (NMZ	)
Utilized capital loss carryforwards	$763,342		$2,119,216		$761,448

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Investment Quality (NQM)
Select Quality (NQS)
Quality Income (NQU)
Premier Income (NPF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

High Income Opportunity (NMZ)
High Income Opportunity Fund 2 (NMD)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

Nuveen Investments	121

Notes to
Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2012, the complex-level fee rate for each of these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of High Income Opportunity’s (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets for fees and expenses in the amounts, and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2003*	.32%	2009	.24%
2004	.32	2010	.16
2005	.32	2011	.08
2006	.32
2007	.32
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

8. Borrowing Arrangements
High Income Opportunity (NMZ) and High Income Opportunity 2 (NMO) have each entered into a senior committed secured 364-day revolving line of credit (“Borrowings”) with its custodian bank as a means of financial leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Maximum commitment amount	$75,000,000		$50,000,000

122	Nuveen Investments

As of April 30, 2012, each Fund’s outstanding balance on its Borrowings was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Outstanding balance on Borrowings	$50,000,000		$35,000,000

During the six months ended April 30, 2012, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average daily balance outstanding	$50,000,000		$35,000,000
Average annual interest rate	0.94%		1.21%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on the Borrowings for High Income Opportunity (NMZ) is calculated at a rate per annum equal to the overnight London Inter-bank Offered Rate (LIBOR) offered rate plus .80% on the amounts borrowed. Interest expense incurred on the Borrowings for High Income Opportunity (NMD) is calculated at a rate per annum equal to the higher of the overnight Federal Funds Rate or the overnight LIBOR plus 1.00% on the amounts borrowed and .15% on the undrawn balance.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In addition to the interest expense, High Income Opportunity (NMZ) pays a .15% per annum facility fee, based on the maximum commitment amount of the Borrowings through the renewal date. High Income Opportunity 2 (NMD) pays a .65% per annum program fee, based on the average daily outstanding balance and a .35% per annum liquidity fee, based on the maximum commitment amount of the Borrowings through the renewal date. Each Fund recognizes these fees as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

On May 24, 2012, High Income Opportunity (NMZ) entered into a new 364-day secured line of credit. The Fund paid a one-time closing fee of .10% on the maximum commitment amount of the Borrowings, which will be fully expensed through the expiration date of the Borrowings on May 23, 2013. All other terms of the Borrowings remain unchanged.

High Income Opportunity 2’s (NMD) borrowings are scheduled to expire on August 2, 2012.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

10. Subsequent Events

Shelf Offering
During June 2012, Select Quality (NQS) filed a registration statement with the SEC to allow the Fund to issue an additional 3,400,000 Common shares through a shelf offering. Under this shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offer methods at a net price at or above the Fund’s NAV per share.

Nuveen Investments	123

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

124	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	125

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

126	Nuveen Investments

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper High Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Municipal Yield Index: The Standard & Poor’s (S&P) Municipal Yield Index comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s Investor Services, Inc. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	127

Glossary of Terms
Used in this Report (continued)

■
Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

128	Nuveen Investments

Notes

Nuveen Investments	129

Notes

130	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.
Common Shares
Fund	Repurchased
NQM	—
NQS	—
NQU	—
NPF	—
NMZ	—
NMD	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	131

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-C-0412D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 9, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 9, 2012